SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:


|_|  Preliminary Proxy Statement   |_|  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11
     or Rule 14a-12


                                  NUCLEUS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

|_|      Fee paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                              [NUCLEUS, INC. LOGO]

                      401 NORTH MICHIGAN AVENUE, SUITE 745
                             CHICAGO, ILLINOIS 60611



                                                                   June 12, 2000

Dear Stockholders:


     You are cordially invited to attend the Annual Meeting of Stockholders of Nucleus, Inc., which will be held on Friday, July 14, 2000, at 2:00 p.m., Chicago time, at 401 North Michigan Avenue, Conference Center, Lower Level, Chicago, Illinois 60611.


     The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present at the annual meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     Our board of directors has determined that the matters to be considered at the annual meeting are in the best interests of our company and you, the stockholders. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MATTERS TO BE CONSIDERED.


     TO MAKE IT EASIER FOR YOU TO VOTE, YOU MAY VOTE BY USING THE INTERNET OR THE TELEPHONE. THE INSTRUCTIONS PRINTED ON YOUR PROXY CARD DESCRIBE HOW TO USE THESE CONVENIENT SERVICES. OF COURSE, IF YOU PREFER, YOU CAN VOTE BY MAIL BY COMPLETING YOUR PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF OUR COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.


     On behalf of the board of directors and our employees, I thank you for your continued interest and support.

                                            Sincerely yours,


                                            John C. Paulsen
                                            Chairman of the Board

                                  NUCLEUS, INC.

                      401 NORTH MICHIGAN AVENUE, SUITE 745
                             CHICAGO, ILLINOIS 60611

                        NOTICE OF MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, JULY 14, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nucleus, Inc. will be held on Friday, July 14, 2000 at 2:00 p.m., Chicago time, at 401 North Michigan Avenue, Conference Center, Lower Level, Chicago, Illinois 60611.


     The purpose of the annual meeting is to consider and vote upon the following matters:

     1.   Elect our directors.

     2.   Change our name to "eNucleus, Inc."

     3.   Reincorporate Nucleus in Delaware from Nevada.

     4. Subject to approval of Proposal 3, include certain anti-takeover measures in the new Certificate of Incorporation and By-laws of Nucleus to be effective upon the reincorporation, as follows:

          a. Implement a classified board of directors who are removable only for cause;

          b.   Set limits on the ability to call a special meeting;

          c. Eliminate the right of stockholders to take action by written consent;

          d. Adopt procedures to be followed before matters can be brought before a stockholders' meeting; and

          e.   Approve (by separate votes) super-majority vote requirements for:

               i.   Certain extraordinary corporate transactions;

               ii. Amendments to Nucleus Delaware's Certificate of Incorporation; and

               iii. Amendments to Nucleus Delaware's By-laws.

     5.   Approve the eNucleus 2000 Omnibus Stock Incentive Plan.

     6. Approve other matters as may properly come before the annual meeting, including whether or not to adjourn the meeting.


     The board of directors has established May 24, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting and at any adjournments thereof. Only record holders of Nucleus common stock as of the close of business on the record date will be entitled to vote at the annual meeting. In the event there are not sufficient votes for a quorum, the annual meeting may be adjourned in order to permit further solicitation of proxies. A list of stockholders entitled to vote at the annual meeting will be available at Nucleus, Inc., 401 North Michigan Avenue, Suite 745, Chicago, Illinois 60611, for a period of ten days prior to the annual meeting and will also be available at the annual meeting itself.


                                            By Order of the Board of Directors


                                            John C. Paulsen
                                            Chairman of the Board

Chicago, Illinois

June 12, 2000

                              [NUCLEUS, INC. LOGO]

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 14, 2000

SOLICITATION AND VOTING OF PROXIES


     This Proxy Statement is being furnished to Nucleus stockholders in connection with the solicitation by the board of directors of proxies to be used at the annual meeting of stockholders to be held on Friday, July 14, 2000, at 2:00 p.m., Chicago time, at 401 North Michigan Avenue, Conference Center, Lower Level, Chicago, Illinois 60611, and at any adjournments thereof. A proxy form accompanies this proxy statement, which is first being mailed to record holders of common stock on or about June 12, 2000.

     Registered shareholders can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient new services are provided on the proxy card. Of course, you may still vote your shares on the proxy card. To do so, we ask that you complete, sign, date and return the enclosed proxy card promptly in the postage-paid envelope. You are urged to indicate your vote in the spaces provided on the proxy card. Proxies solicited by the board will be voted in accordance with the directions given on the proxy card. If no direction is given, signed proxy forms will be voted FOR each of the matters submitted for stockholder approval.


     Your proxy may be revoked at any time prior to the vote by giving notice to us in writing or at the annual meeting or by duly executing a proxy bearing a later date.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, we are not aware of any additional matter that will be presented for consideration at the annual meeting. Your execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the annual meeting, including whether or not to adjourn the annual meeting.

     The cost of solicitation of proxies on behalf of management will be borne by us. In addition to the solicitation of proxies by mail, proxies may be solicited personally or by telephone by our directors, officers and employees, without additional compensation. We will request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the annual meeting consist of Nucleus common stock, with each share entitling its owner to one vote on all matters to be voted on at the annual meeting.

     The close of business on May 24, has been fixed by the board as the record date for the determination of stockholders of record entitled to notice of and to vote at the annual meeting. The total number of shares of common stock outstanding on the record date was 13,550,141 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of the outstanding shares of common stock present in person or represented by proxy and entitled to vote is necessary to constitute a quorum at the annual meeting. In the event that there are not sufficient votes for a quorum at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

     Each share of common stock is entitled to one vote for each nominee for the directorships to be filled. The nominees receiving the greatest number of votes will be elected. The approval of the name change, reincorporation in Delaware, adoption of the anti-takeover provisions, and the eNucleus 2000 Stock Incentive Plan will require the vote of a majority of the shares of common stock present and entitled to vote at the annual meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting, but not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the effect of voting against the name change, reincorporation, the anti-takeover provisions and the eNucleus 2000 Stock Incentive Plan.

     The number of shares of common stock held by our directors, nominees for directors and officers constitute approximately 40.1% of the outstanding shares of common stock as of the date of this Proxy Statement. These stockholders have indicated to us that they will vote in favor of each of the proposals described in this Proxy Statement and submitted at the annual meeting.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

     The table set forth below includes the number of shares of common stock beneficially owned as of May 24, 2000 by (i) each person known by us to beneficially own more than 5% of the common stock of Nucleus, (ii) each of our nominees for director, (iii) our executive officers and (iv) all nominees for director and executive officers as a group. A beneficial owner of a security includes any person who has the power to vote or sell the shares.

                                                 AMOUNT AND NATURE
                                                   OF BENEFICIAL     PERCENT OF
NAME OF BENEFICIAL OWNER                             OWNERSHIP         CLASS
------------------------                             ---------         -----

John C. Paulsen (1).............................    5,514,394(2)       40.0%
Vincent Sanchez.................................      200,000(3)        1.5
Dennis Chookaszian..............................      400,000(4)        2.9
David Eskra.....................................      400,000(4)        2.9
Stephen Calk....................................      255,380(5)        1.9
Jeffrey R. Wescott..............................       80,000(5)          *
Frederick H. Kopko..............................           --            --
J. Theodore Hartley.............................      233,333(3)        1.7
Mark Fera.......................................      116,667(3)          *
Jeffrey R. Lundal...............................      116,667(3)          *

All nominees for director and executive
   officers, as a group (10 persons)............    7,316,441(6)       48.0%
-------------
*    Less than 1.0%.
(1)  Mr. Paulsen's mailing address is 401 North Michigan Avenue, Suite 745,
     Chicago, Illinois 60611.
(2)  Includes 1,029,394 shares held directly by Mr. Paulsen, 2,985,000 shares held indirectly through a family trust, for which Mr. Paulsen acts as majority general partner, 1,250,000 shares which have been pledged as collateral to secure a loan from Nucleus and 250,000 shares that may be purchased upon exercise of options.
(3)  Represents shares that may be purchased pursuant to options exercisable within 60 days.
(4)  Includes 400,000 shares that may be purchased pursuant to warrants exercisable within 60 days.
(5)  Includes or represents 80,000 shares that may be purchased upon exercise of options exercisable within 60 days.
(6)  Includes 876,667 shares that may be purchased pursuant to options and
     800,000 shares that may be purchased pursuant to warrants exercisable within 60 days.


                      PROPOSAL NO. 1. ELECTION OF DIRECTORS

     Our board of directors consists of seven members. The board has nominated the persons named below, three of whom presently serve as directors, for election at the annual meeting. Each nominee will be elected to serve as a director until the next annual meeting or until their successors are elected and qualified. If Proposal 4a is adopted, the nominees elected will be appointed to the director classes and will serve for the terms specified in "Proposal 4a-Classified Board; Removal." Unless you instruct otherwise, the shares represented by the enclosed proxy will be voted FOR the nominees named below. Althoughwe anticipate that all of the nominees will be able to serve, if any nominee is unable to serve at the time of the meeting, the proxy will be voted for a substitute nominee chosen by us.

NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the nominees for director and our executive officers:

NAME                                AGE       POSITION

NOMINEES FOR DIRECTOR:

John C. Paulsen                      37       Chairman of the Board and Chief Executive
                                              Officer
Vincent Sanchez                      58       President and Chief Operating Officer and
                                              Nominee for Director
Dennis Chookaszian                   55       Nominee for Director
David Eskra                          58       Nominee for Director
Stephen Calk                         34       Director
Jeffrey R. Wescott                   41       Director
Frederick H. Kopko                   44       Nominee for Director

EXECUTIVE OFFICERS:

J. Theodore Hartley                  32       Executive Vice President, Chief Financial
                                              Officer and Secretary
Mark Fera                            33       Vice President, Corporate Development
Jeffrey R. Lundal                    31       Vice President, Client Services

     John C. Paulsen has served as Chief Executive Officer and Chairman of the Board of Nucleus since April 1999. From April 1999 until May 24, 2000, Mr. Paulsen also served as our President. Prior thereto, Mr. Paulsen served as the President of Nucleus Holding Company. From 1995 to 1997, Mr. Paulsen served as President and CEO of MetroLink Communications, Inc., a long-distance carrier. From 1990 to 1995, Mr. Paulsen served as President and CEO of American Teletronics Long Distance, Inc., a reseller of long-distance telecommunications services.

     Vincent Sanchez was appointed as President and Chief Operating Officer of Nucleus on May 24, 2000. Prior thereto, Mr. Sanchez served as a consultant to Nucleus beginning in January 2000. From 1994 to January 2000, Mr. Sanchez was Senior Vice President, Operations of G. E. Financial Assurance. Prior to 1999, Mr. Sanchez held several senior management and consulting positions with different firms in the areas of operations, staffing and acquisitions, including the position of Vice President for Pansophic Systems, Inc. from 1988 through 1991.

     Dennis Chookaszian has been an advisor to Nucleus since August 1999. In November 1999, Mr. Chookaszian was named Chairman and CEO of Mpower, the leading provider of online retirement investment advice. From 1992 to 1999, Mr. Chookaszian was Chairman and CEO of CNA. He is a director of the American Council of Life Insurance, and is also a member of the Financial Accounting Standards Board Financial Instruments Task Force, the Public Oversight Board Panel on Audit

Effectiveness and the Board of Trustees of the American Institute of Chartered Property Underwriters and the Insurance Institute of America. He serves on the advisory boards of Northwestern University's J. L. Kellogg Graduate School of Management and the University of Chicago's Graduate School of Business.

     David Eskra has been an advisor to Nucleus since August 1999. Since 1991, Mr. Eskra has been a private investor and consultant to numerous companies and has participated in a variety of managementpositions with such companies. From 1979 to 1991 he was President and CEO ofPansophic Systems, Inc., an enterprise software company. Mr. Eskra is a board member of GoMembers.com, McHugh Software and ISA, Inc.

     Stephen Calk has served as a Director of Nucleus since April 1999. Since October 1995, Mr. Calk has served as President of Chicago Bancorp.

     Jeffrey R. Wescott has served as a Director of Nucleus since April 1999. Mr. Wescott is currently Vice President for Bank of America in Chicago. He is a marketing executive with 18 years of active involvement in the financial services industry. Mr. Wescott has worked for a number of financial institutions including Continental Illinois National Bank, Citicorp North America and Bank of America.

     Frederick H. Kopko has been a partner with the law firm of McBreen & Kopko, in Chicago, Illinois, since January 1990. Mr. Kopko practices in the area of corporate law. He has been a director of Sonic Foundry, Inc. since 1995, a director of Butler International, Inc. since 1985 and a director of Mercury
Air Group, Inc. since 1992.

     J. Theodore Hartley has served as Executive Vice President and Chief Financial Officer since April 1999, and was a Director of Nucleus from April 1999. Mr. Hartley also currently serves as Secretary of Nucleus. From 1997 to 1998, Mr. Hartley was an investment banker with Exvere Investment Banking, a merger and acquisition firm headquartered in Seattle, Washington. From 1990 to 1997, Mr. Hartley held a variety of positions with Deloitte & Touche LLP (D&T), an international accounting and consulting firm. Most recently, he served in D&T's New York National Office providing merger and acquisition consulting services to private equity investors and multinational corporations. Mr. Hartley is a certified public accountant.

     Mark Fera has served as Vice President, Corporate Development since April 1999, and was a Director of Nucleus from April 1999. From 1997 through 1999
Mr. Fera was Manager Strategic Accounts at i2 Technologies. Prior to his affiliation with i2, from 1993 to 1997 he was with Systems Software Associates. Prior to 1993 he served in both sales and marketing capacities at American Software and Management Assistance, Incorporated.

     Jeffrey R. Lundal has served as Vice President, Client Services since April 1999. From 1997 to 1998 Mr. Lundal was Director of Business Development for Harrison Marketing Services, a marketing communications firm located in Chicago, Illinois. From 1995 to 1997, Mr. Lundal was Major Accounts Manager for Marsh Company, a manufacturer of automated product identification solutions. From 1990 to 1995, Mr. Lundal held a variety of sales and marketing positions with Wilton Corporation, an industrial products conglomerate headquartered in Chicago.

BOARD RECOMMENDATION

     The board of directors unanimously recommends that stockholders vote FOR each of the nominees for director.

BOARD OF DIRECTORS

     The board of directors of Nucleus consists of seven members. Five members are currently serving, including Messrs. Paulsen, Hartley, Fera, Calk and Wescott. Steven H. Walker and Adrianne Belinne served on the board during 1999 but resigned effective September 1, 1999.

     Directors are elected each year at the annual meeting of stockholders. The board of directors of Nucleus met or took action by written consent six times during 1999. Each of the directors then serving participated in 75% of such meetings. The board of directors has established an audit committee, an executive committee and a compensation committee.

     The audit committee recommends the annual appointment of Nucleus' auditors and reviews the scope and results of the audit and other services provided by our independent auditors. Messrs. Walker and Wescott served on the audit committee during 1999. The audit committee did not meet during 1999.

     The compensation committee reviews and approves Nucleus' compensation and benefits for our executive officers, administers our compensation and stock option plans and makes recommendations to the board of directors regarding such matters. Messrs. Calk, Paulsen and Wescott served on the compensation committee in 1999. The compensation committee took action by written consent twice in 1999.

     The executive committee manages the business and affairs of Nucleus. Messrs. Calk, Fera, Hartley and Paulsen served on the executive committee in 1999. The executive committee did not meet in 1999.

     In July 1999, the compensation committee approved terms for the compensation of outside directors. According to these terms, Messrs. Wescott and Calk were awarded stock options to purchase 60,000 shares of our common stock at $1.50 per share with immediate vesting. Messrs. Wescott and Calk also received options to purchase 60,000 shares at $1.50 with vesting over a three-year period. No other compensation is currently being paid to our directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities with the Securities and Exchange Commission. Executive officers, directors and 10% owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, the following officers, directors and greater than 10% owners failed to file on a timely basis Form 3s, Form 4s (with respect to the number of transactions indicated in parentheses), and Form 5s during or with respect to fiscal year 1999: John C. Paulsen (5), J. Theodore Hartley, Mark Fera, Jeffrey R. Lundal, Stephen Calk and Jeffrey R. Wescott.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid during 1999 to our chief executive officer and other executive officer who earned over $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    SECURITIES
                                                                                    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR   SALARY ($)    BONUS ($)    WARRANTS (#)    COMPENSATION ($)
----------------------------                     ----   ----------    ---------    ------------    ----------------
John C. Paulsen, President and Chief             1999     350,000          --               --           3,775(2)
Executive Officer(1)

J. Theodore Hartley, Executive Vice              1999     105,590          --               --              --
President(1)

-------------
(1)  From April 15, 1999.
(2)  Consists of premiums paid for term life insurance under which Mr. Paulsen is the beneficiary.


COMPENSATION PURSUANT TO STOCK OPTIONS/WARRANTS

     There were no options/warrants granted or issued to our executive officers during fiscal year 1999.

AGGREGATE OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/WARRANT VALUES

     As of December 31, 1999, warrants to purchase 11,900 shares of common stock were held by Mr. Walker.

STOCK INCENTIVE PLANS

     The board of directors approved, subject to ratification by the shareholders at our 2000 annual meeting of stockholders, the eNucleus 2000 Omnibus Stock Incentive Plan. Pursuant to the plan, stock options, stock appreciation rights, restricted stock and common stock or cash as a payout medium for payments under the plan, specifically stock appreciation rights, performance units and performance shares, may be granted to our key employees and directors.

     The purpose of the plan is to advance the interests of Nucleus by encouraging and providing for the acquisition of an equity interest in our success by key employees and directors, by providing additional incentives and motivation toward superior performance of Nucleus, and by enabling us to attract and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of our operations is largely dependent.

     The plan will be administered, construed and interpreted by either the board of directors, the compensation committee or such other committee to whom the board may delegate this function. The committee may at any time alter, amend, suspend or terminate the plan. Participants in the plan shall be selected by the committee from among those employees who are recommended for participation by the Chief Executive Officer and who, in the opinion of the committee, are key employees in a position to contribute materially to our continued growth and development and to our long-term financial success, and from among the directors. Unless earlier terminated by the board of directors, the plan will terminate on May 1, 2010. No award may be granted under the plan on or after May 1, 2010.

     The total number of shares of stock subject to awards under the plan may not exceed 20,000,000 (of this total number up to 5,000,000 shares may be issued in restricted stock). Such number of shares shall be subject to adjustment upon occurrence of certain events described in the plan. The shares to be delivered under the plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose.

     Officers who have been granted options under the plan, the number of options, exercise prices and dollar value of the options as of May 24, 2000 (the date of grant) are set forth in the following table.

                                                   NEW PLAN BENEFITS

                                      ENUCLEUS 2000 OMNIBUS STOCK INCENTIVE PLAN
                                                               OPTION AWARDS
              NAME AND POSITION               NO. OF SHARES    EXERCISE PRICE    DOLLAR VALUE(1)
-------------------------------------------  ---------------  ---------------- ------------------

John C. Paulsen,                              616,667(2)            $1.50           $404,534
Chairman and Chief Executive Officer          133,333(3)             2.38                 --

Vincent Sanchez,                              366,667(2)             1.50            240,534
President and Chief Operating Officer         133,333(3)            2.156                 --

J. Theodore Hartley,
Executive Vice President and Chief            566,667(2)             1.50            371,734
  Financial Officer                           133,333(3)            2.156                 --

Mark Fera,
Vice President, Corporate                     216,667(2)             1.50            142,134
 Development                                  133,333(3)            2.156                 --

Jeffrey Lundal,                               216,667(2)             1.50            142,134
Vice President, Client Services               133,333(3)            2.156                 --

Executive officers as a group               1,783,335(2)             1.50          1,169,868
                                              666,665(3)            2.156                 --

Non-Executive officers as a group             133,334(2)             1.50             87,467
                                              266,666(3)            2.156                 --
-------------
(1)  Based on the difference between the exercise price and 2.156, the average of the high and low trading price of our common stock as reported on the
     OTC Bulletin Board on May 24, 2000.
(2)  Represents nonqualified stock options.
(3)  Represents incentive stock options.

     The compensation committee granted Frederick H. Kopko, a nominee for director, options to purchase 300,000 shares of our common stock under the plan. The grant will be effective upon the election of Mr. Kopko to our board. The options will vest over a three year period beginning one year after the date of the annual meeting and will have an exercise price equal to the average of the high and low bid prices for our common stock on the date of the annual meeting. No other compensation is currently being paid to our nominees.

     We also have a Stock Purchase Plan for nonqualified options and an Incentive Stock Option Plan for incentive stock options. As of March 31, 2000, we had granted nonqualified stock options for 423,000 shares of common stock under the Stock Purchase Plan. We do not intend to issue any additional options under these plans.

EMPLOYMENT AGREEMENTS

     Our executive officers have entered into employment agreements dated May 24, 2000. The employment agreements provide for a base salary and bonuses and one-time awards of stock options as set forth in the table below.

                                                PERFORMANCE       NUMBER OF SHARES
                                                   BASED             UNDERLYING
             NAME                 BASE SALARY      BONUS          STOCK OPTIONS(1)
-------------------------------  -------------  -----------     ---------------------

John C. Paulsen................      $275,000     $300,000             750,000
Vincent Sanchez ...............       200,000      300,000             500,000
J. Theodore Hartley............       120,000      200,000             700,000
Mark Fera......................       120,000      200,000             350,000
Jeffrey R. Lundal..............       120,000      170,000             350,000
-------------
(1) Awarded under the eNucleus 2000 Omnibus Stock Incentive Plan which is subject to stockholder ratification at our 2000 Annual meeting of
    Stockholders. See "-Stock Incentive Plans" above.

     The employment agreements for Messrs. Paulsen, Sanchez and Hartley contain severance benefits in the event of a change in control or termination of employment without cause by Nucleus or for good reason by the executive. Severance benefits include lump sum payments of salary and bonus for three years for Mr. Paulsen, two years for Mr. Sanchez and one year for Mr. Hartley and full vesting of options. A "change of control" will be deemed to have occurred if (i) any person, subject to certain exceptions including John C. Paulsen, acquires beneficial ownership, directly or indirectly, of 50% or more of the then outstanding voting securities of Nucleus; (ii) during any two-year period, individuals who constitute the board of directors at the beginning of the period, or who are elected or nominated to the board by at least two-thirds of directors, cease to constitute a majority of the board; or (iii) stockholders of Nucleus approve a liquidation, a sale of all or substantially all of the assets or a merger or consolidation of Nucleus; provided, however, that a merger or consolidation of Nucleus with another corporation will not be deemed to be a change in control if the stockholders of Nucleus own at least 55% of the voting securities of the other corporation immediately after such merger or consolidation.

     The employment agreements also bar the executives from using or disclosing confidential information and from engaging in a competing business for a period of one year after termination of employment.

CONSULTING AGREEMENTS

     Effective November 1, 1999, Nucleus entered into consulting agreements with Dennis Chookaszian and David Eskra to provide general consulting services to Nucleus. Pursuant to the terms of those agreements, each of Messrs. Chookaszian and Eskra received warrants to purchase an aggregate of 600,000 shares of Nucleus common stock at $1.50 per share. Of the total number of warrants, 300,000 are exercisable at any time on or prior to the earlier of the date Nucleus closes a permanent equity offering of $6 million or more or September 30, 2000. The remaining warrants vest ratably over a three-year period commencing January 1, 2000. These agreements bar Messrs. Chookaszian and Eskra from using or disclosing confidential information and from engaging in a competing business for a period of two years after the termination of the consulting agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is responsible for recommending the compensation of our executive officers. John C. Paulsen, a member of the compensation committee, presently serves as Chief Executive Officer and Chairman of the Board of Directors.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1999, John C. Paulsen, our Chairman and Chief Executive Officer, made cash loans to Nucleus and cash payments to Nucleus vendors totaling $711,000. Nucleus made cash repayments and other cash advances to Mr. Paulsen of $782,000 during the period. As of December 31, 1999, Nucleus carried a payable to Mr. Paulsen of $121,000, which represented the balance of the cash provided net of deferred compensation and interest recorded for Mr. Paulsen for 1999. During the first quarter of 2000, Mr. Paulsen made cash loans to Nucleus totaling $154,000. Nucleus made cash repayments to Mr. Paulsen of the payable outstanding and repurchased from Mr. Paulsen 264,078 shares of Nucleus common stock for $1.50 per share.

     On May 24, 2000, in consideration of past and current personal guarantees provided by John C. Paulsen on various obligations of Nucleus and for advancing funds from time to time to Nucleus, Mr. Paulsen was provided the opportunity to purchase 1,250,000 shares of our common stock for $2.156 per share. Nucleus loaned Mr. Paulsen the full amount of the purchase price for the stock. Mr. Paulsen has pledged the stock as security for the loan. The stock is subject to certain repurchase rights exercisable by Nucleus, which lapse as to one-third of the shares on the first, second and third anniversaries of the loan.

     During 1999, Henry Paulsen, John Paulsen's father, made loans to Nucleus of $216,000 and received repayments and other cash advances from Nucleus of $311,000. As of December 31, 1999, Nucleus carried a receivable from Henry Paulsen of $26,000, representing the balance of the cash provided net of deferred compensation and interest recorded for Henry Paulsen for 1999. During the first quarter 2000, Nucleus repurchased from Henry Paulsen 170,480 shares of Nucleus common stock for $1.50 per share. The amount paid for the stock included the receivable due from Henry Paulsen carried over from 1999.

                 PROPOSAL NO. 2. NAME CHANGE TO "eNUCLEUS, INC."

     Our board of directors has unanimously approved, and is recommending to the stockholders for approval at the annual meeting, a change in our name to "eNucleus, Inc." In the judgment of our board, the name change more effectively conveys our e-business and Internet orientation. The new name identifies us as a provider of Internet based technology and aligns our product and services with the new digital economy. We believe "eNucleus" will enhance our brand awareness and facilitate marketing to our target market.

     If approved by stockholders, the name change will take effect upon the reincorporation in Delaware assuming Proposal No. 3 is adopted by the stockholders at the annual meeting. If Proposal No. 3 is not approved, the name change will be effected by filing an amendment to our articles of incorporation after the annual meeting.

BOARD RECOMMENDATION

     The board of directors unanimously recommends that stockholders vote FOR the name change.

                   PROPOSAL NO. 3. REINCORPORATION IN DELAWARE

     To accomplish the proposed change in Nucleus' state of incorporation to Delaware from Nevada, the board of directors has unanimously adopted an Agreement and Plan of Merger between Nucleus and its wholly-owned subsidiary, eNucleus, Inc. ("Nucleus Delaware"). Under the merger agreement, Nucleus will be merged into Nucleus Delaware and each share of Nucleus common stock (other than shares with respect to which the holder has asserted statutory dissenter's rights) will automatically be converted into one share of common stock, par value $0.001 per share of Nucleus Delaware. A copy of the merger agreement is attached as Appendix A to this Proxy Statement. Nucleus Delaware was recently formed by Nucleus under the Delaware General Corporation Law ("DGCL") for the purpose of effecting the reincorporation. If the reincorporation is approved by the stockholders and the merger is completed, Delaware law and the Certificate of Incorporation and By-laws of Nucleus Delaware will govern the rights of stockholders in the surviving entity. See "Comparative Rights of Stockholders of Nucleus and Nucleus Delaware."

     The reincorporation will not result in any change in the business, management, assets, liabilities, or fiscal year of Nucleus, nor will the reincorporation require a change in the location of Nucleus's principal executive offices. The directors and officers of Nucleus will be the directors and officers of Nucleus Delaware. All employee benefit plans of Nucleus, including Nucleus' incentive stock plans, will be assumed by Nucleus Delaware. Nucleus stock certificates will be deemed automatically to represent an equal number of shares of Nucleus Delaware. Following the reincorporation, previously outstanding Nucleus stock certificates may be delivered in effecting sales of shares of Nucleus Delaware common stock. Nucleus will, however, request that all stockholders exchange their Nucleus stock certificates for stock certificates of Nucleus Delaware after the reincorporation takes effect.

     It is a condition to the merger that stockholders owning not more than 1% of the outstanding shares of common stock of Nucleus exercise dissenter's rights. This condition may be waived in the sole discretion of the respective boards of directors of Nucleus and Nucleus Delaware.

     If consented to by Nucleus' stockholders, it is anticipated that the reincorporation by means of the merger will be completed as soon as practicable after such consent. However, the merger may be abandoned, and the merger agreement may be amended, either before or after stockholder consent if circumstances arise which, in the opinion of the board of directors, make such action advisable, although subsequent to stockholder consent none of the principal terms may be amended without further stockholder approval.

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

     No Federal or state regulatory requirements must be complied with or approval must be obtained in connection with the reincorporation.

PURPOSE OF THE REINCORPORATION

     The board of directors determined to reincorporate Nucleus in Delaware primarily because of its desire to take advantage of the fact that Delaware has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Although the Nevada General Corporation Law ("NGCL") is relatively similar to the DGCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the NGCL. By contrast, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware corporate law and establishing public policies with respect to corporate activities, thereby providing greater predictability with respect to corporate legal affairs.

COMPARATIVE RIGHTS OF STOCKHOLDERS OF NUCLEUS AND NUCLEUS DELAWARE

     Upon consummation of the reincorporation, the outstanding shares of Nucleus common stock (other than shares with respect to which the holder has asserted statutory dissenter's rights) will be converted into shares of Nucleus Delaware common stock. Consequently, Nucleus stockholders, whose rights as stockholders are currently governed by Nevada law and Nucleus's Articles of Incorporation and By-laws, will become stockholders of Nucleus Delaware whose rights will be governed by Delaware law and the Nucleus Delaware's Certificate of Incorporation and By-laws. Copies of the Certificate of Incorporation and By-laws of Nucleus Delaware which are proposed to be in effect upon the consummation of the reincorporation appear later in this Proxy Statement as Appendices B and C, respectively. Anti-takeover provisions to be included in Nucleus Delaware's Certificate of Incorporation and By-laws are subject to the separate approval of the stockholders. See "Proposal No. 3. Anti-Takeover Provisions Requiring Approval of Stockholders."

     In most respects the rights of holders of Nucleus common stock are similar to those of Nucleus Delaware common stock. Certain aspects of the rights of holders of Nucleus common stock and Nucleus Delaware common stock are discussed below. The following summary does not purport to be a complete statement of the rights of Nucleus's stockholders under applicable Nevada law and the Nevada Charter Documents as compared with the rights of the Delaware stockholders under applicable Delaware law and the Delaware Charter Documents and is qualified in its entirety by the DGCL and the NGCL to which stockholders are referred.

     Authorized Capital Stock. Nucleus' authorized capital stock currently consists of 900 million shares of common stock, par value $0.001 per share, and eight million shares of preferred stock, no par value per share. Nucleus Delaware's authorized capital stock at the Effective Time of the reincorporation will consist of 100 million shares of Nucleus common stock, par value $0.001 per share, and 20 million shares of preferred stock, par value $0.001 per share.

     Both the Nucleus Articles and the Nucleus Delaware Certificate provide that their respective boards of directors are entitled to determine the powers, preferences and rights and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Although they have no present intention of doing so, the board of directors of Nucleus Delaware, without stockholder approval, could authorize the issuance of preferred stock in the future upon terms or with any rights, preferences and privileges which could have the effect of delaying or preventing a change in control of Nucleus Delaware or modifying the effective rights of holders of Nucleus Delaware's common stock under applicable Delaware law. The board of directors could also utilize such shares for financings, possible acquisitions and other uses.

     Amendment to Charter and Bylaws. Delaware and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve proposed amendments to a corporation's charter.

Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely. The number of authorized shares of any such class of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock entitled to vote thereon (without a class vote) if so provided in any amendment to the certificate of incorporation or resolutions creating such class of stock.

     Stockholder Approval of Certain Business Combinations. Both Nevada law and Delaware law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Sections 78.411
- 78.444 of the NGCL and Section 203 of the DGCL.

     Under Section 203, certain "business combinations" with "interested stockholders" of Nucleus Delaware are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85 percent of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (66-2/3%), of the voting stock not owned by the interested stockholder.

     Nevada law regulates combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute; however, Nucleus has not done so. Similarly, the Delaware certificate of incorporation does not authorize such an opt-out.

     Classified Board of Directors. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The stockholders elect only one class each year and each class has a term of office at least one year but no longer than three years. Subject to stockholder approval, the By-laws of Nucleus Delaware will provide for a staggered board.

     Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the directors is elected annually. Nucleus does not presently have a staggered board.

     Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

     Nevada law permits cumulative voting in the election of directors as long as certain procedures are followed. Although Delaware law does not explicitly grant cumulative voting, a Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Nucleus presently denies cumulative voting in the election of directors. Similarly, the Certificate of Incorporation for Nucleus Delaware will not provide for cumulative voting.

     Vacancies. Subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies during the year shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director appointed shall hold office for the remainder of the term of the class of directors in which the vacancy occurred.

     Removal of Directors. Under Delaware law, the holders of a majority of voting shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting in which case if less than the entire board is to be removed no director may be removed without cause if the vote cast against his removal would be enough to elect him. Nevada law requires at least two-thirds of the majority of voting shares or class entitled to vote at an election of directors to remove a director. Furthermore, Nevada law does not make a distinction between removals for cause and removals without cause.

     Under Delaware law, a director of a corporation that does not have a classified board or permit cumulative voting may be removed, without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors. Subject to stockholder approval, Nucleus Delaware will have a staggered board.

     Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Subject to stockholder approval, the Certificate of Incorporation of Nucleus Delaware will not permit stockholder action by written consent.

     Stockholder Vote for Mergers and Other Corporate Reorganizations. Unless the charter specifies a higher percentage, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Nevada law nor Delaware law requires approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

     Subject to stockholder approval, the Delaware certificate of incorporation will require the vote of the holders of two-thirds (66-2/3%) of the outstanding shares entitled to vote to approve certain corporate transactions. Nucleus' Articles do not specify a higher percentage.

     Stockholders' Dissenter's Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder's shares (as determined by agreement by the parties or by court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

     Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of a corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (NASD) or (ii) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

     Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his shares in the event of consummation of, a plan of merger or plan of exchange in which the corporation is a party and any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. As with Delaware law, Nevada law provides an exception to dissenter's rights. Holders (i) of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) of securities held by 2,000 stockholders of record are generally not entitled to dissenter's rights. See "--Dissenter's Rights" below.

     Stockholder Inspection Rights. Delaware law grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

     Nevada law provides that any person who has been a stockholder of record of a corporation for at least six months immediately preceding his demand, or any person who owns or has been authorized by the holders of at least 5% of all of its outstanding shares, is entitled to inspect and copy the stock ledger. Furthermore, any person who has been a stockholder of record of any corporation and owns or has been authorized by the holders of at least 15% of all of its outstanding shares, is entitled to inspect and copy other corporate records.

     Dividends and Distributions. Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; and (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

     Delaware law permits a corporation to pay dividends out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. Delaware law defines surplus as the excess, at any time, of the net assets of a corporation (determined on a fair market value, as opposed to historical cost, basis) over its stated capital.

    To date, neither Nucleus nor Nucleus Delaware has paid dividends on its common stock. The payment of dividends, if any, is within the discretion of the board of directors of Nucleus Delaware and will depend upon Nucleus Delaware's earnings, its capital requirements and financial condition, and other relevant factors. The board of Nucleus Delaware does not intend to declare any dividends in the foreseeable future, but instead intends to retain all earnings, if any, for use in Nucleus Delaware's business operations.

     Limitation of Liability and Indemnification Matters. Nevada law and Delaware law each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director's fiduciary duty, subject to the differences discussed below.

     In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify directors, officers, employees and agents for attorney's fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

     In derivative suits, a corporation in either jurisdiction may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. Delaware law does not permit corporations to indemnify parties for amounts paid in derivative actions if they were adjudged liable to the corporation without court approval.

     No corporation may indemnify a party unless it makes a determination that indemnification is proper. In Delaware, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. In Nevada, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

     Delaware law provides that a corporation may advance attorney's fees to a director, officer or employee upon receipt of an undertaking to repay the corporation if the person seeking the advance is ultimately found not to be entitled to indemnification. Nevada law does not require employees to give the undertaking. Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Nevada law does not expressly preclude a corporation from limiting liability for a director's breach of the duty of loyalty or preclude a corporation from limiting liability for any transaction from which a director derives an improper personal benefit.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The following is a summary discussion of certain federal income tax consequences of the reincorporation to stockholders who receive Nucleus Delaware common stock in exchange for their common stock. The discussion does not address all the federal income tax consequences of the reincorporation and, in particular, does not address the federal income tax consequences that may be relevant to particular stockholders, such as dealers in securities, holders of stock options or those stockholders who acquired their shares upon the "exercise" of stock options.

     Nucleus has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the reincorporation under the Internal Revenue Code of 1986, as amended. Nucleus is of the opinion, however, that: (a) the reincorporation will constitute a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986; (b) no gain or loss will be recognized by holders of Nucleus common stock upon receipt of Nucleus Delaware common stock pursuant to the reincorporation;
(c) the aggregate tax basis of Nucleus Delaware common stock received by each stockholder will be the same as the aggregate tax basis of common stock held by such
                                       15
stockholder immediately prior to the reincorporation; and (d) the holding period of Nucleus Delaware common stock received by each stockholder will include the period during which such stockholder held the Nucleus common stock surrendered in exchange therefor, provided that such Nucleus common stock was held by such stockholder as a capital asset at the time of the reincorporation.

     Although Nucleus is of the opinion that the federal income tax consequences to the reincorporation will be as described above, such opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position. There can be no assurance that the federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be decided favorably to the parties to the reincorporation.

     A successful IRS challenge to the tax-free status of the reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Nucleus common stock surrendered equal to the difference between that stockholder's basis in such share and the fair market value, as of the time of the reincorporation, of Nucleus Delaware common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Nucleus Delaware common stock received in the exchange would equal such fair market value, and such stockholder's holding period for such shares would not include the period during which such stockholder held Nucleus common stock.

     No information is provided herein with respect to the tax consequences, if any, under applicable state, local or foreign tax laws. In addition, the federal income tax discussion set forth above is for general information only. Because the stockholders' tax circumstances may differ, stockholders are urged to consult their own tax advisors with respect to these and other tax consequences of the reincorporation.

DISSENTER'S RIGHTS

     Under the NGCL, in connection with the reincorporation, a stockholder of Nucleus will be entitled to dissent from the proposed merger and obtain payment of the fair value of his shares under Nevada Revised Statutes 92A.300 to 92A.500, inclusive. A copy of the Nevada Statute is attached hereto as Appendix
D. The statutory right to obtain fair value is subject to strict compliance by a stockholder with the procedures set forth in the Nevada statute and described below. Failure to follow any of these procedures may result in a termination or waiver of the right to dissent and obtain payment of the fair value of the stockholder's shares of the Nucleus common stock currently held. In addition, the merger agreement makes it a condition to the merger that stockholders owning not more than 1% of the outstanding shares of common stock of Nucleus properly exercise dissenter's rights. This condition may be waived by the boards of directors of Nucleus and Nucleus Delaware, but no assurance can be given that the respective boards would in fact waive the condition.

     A stockholder of record of Nucleus may assert dissenter's rights as to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies Nucleus in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. A beneficial stockholder of Nucleus common stock may assert dissenter's rights as to shares held on his behalf only if he submits to Nucleus the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights and he does so with respect to all shares of which he is the beneficial stockholder or over which he has the power to direct the vote. A "beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

     A stockholder who wishes to assert dissenter's rights must deliver to Nucleus, before the annual meeting, written notice of his intent to demand payment for his shares of Nucleus common stock if the reincorporation is effectuated and must not vote his shares of Nucleus common stock in favor of the merger agreement. A stockholder who does not satisfy such requirements is not entitled to payment for his shares under the Nevada statute.

     If the reincorporation is approved at the annual meeting, Nucleus will, no later than 10 days after the Effective Date, deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights. The dissenter's notice will (i) state where the demand for payment must be sent, (ii) where and when certificates for shares must be deposited, (iii) supply a form for demanding payment that includes the date of the first announcement of the terms of the reincorporation and requiring the person asserting dissenter's rights to certify whether or not he acquired beneficial ownership of the shares before that date and (iv) set a date by which Nucleus must receive the demand for payment, which will not be less than 30 nor more than 60 days after the date the notice is delivered.

     A stockholder to whom a dissenter's notice is sent must demand payment, certify whether he acquired beneficial ownership of the shares before the date set forth in the dissenter's notice for this certification and deposit his certificates in accordance with the terms of the notice. A stockholder who does not demand payment or deposit his certificates where required by the date set forth in the dissenter's notice is not entitled to payment for his shares under the Nevada statute.

     Within 30 days after receipt of a demand for payment, Nucleus will pay each dissenter who complied with the Nevada statute the amount Nucleus estimates to be the fair value of his shares, plus accrued interest from the Effective Date at the average rate paid by Nucleus on its principal bank loans, or if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. The payment must be accompanied by the financial statements of Nucleus and a statement of the estimate of fair value of the shares, together with an explanation of how the interest was calculated. The dissenter may notify Nucleus in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate less any payment received from Nucleus if he believes that the amount paid is less than the fair value of his shares or that the interest due is incorrectly calculated.

     Nucleus may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of first announcement of the reincorporation. To the extent Nucleus elects to withhold payment, after the Effective Date it will estimate the fair value of the shares plus accrued interest and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. Nucleus will send with its offer a statement of its estimate of the fair value of the shares and an explanation of how the interest was calculated. The dissenter may reject the offer and demand payment of the fair value of his shares and interest due if he believes that the amount offered is less than the fair value or that the interest due is incorrectly calculated.

     If a demand for payment remains unsettled, Nucleus will commence a proceeding in the district court of the county in Nevada where Nucleus's registered office was located within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If Nucleus does not commence the proceeding within the 60 day period, it will pay each dissenter whose demand remains unsettled the amount demanded.

EXCHANGE OF CERTIFICATES

     Upon the reincorporation becoming effective, each outstanding share of Nucleus common stock will be converted into one fully paid and non-assessable share of Nucleus Delaware common stock. Stockholders are requested, but are not required, to exchange their current share certificates for shares of Nucleus Delaware. Stockholders who desire to exchange their shares may do so following consummation of the reincorporation by surrendering them to Nucleus's transfer agent, Illinois Stock Transfer, who will issue new certificates for shares of Nucleus Delaware common stock upon receipt of old share certificates. Delivery of stock certificates issued by Nucleus prior to the effectiveness of the reincorporation will constitute "good delivery" of shares in transaction subsequent to reincorporation. Certificates of Nucleus Delaware will be issued with respect to transfers consummated after reincorporation.

BOARD RECOMMENDATION

     The board of directors unanimously recommends a vote "FOR" approval of the proposed reincorporation.

               PROPOSAL NO. 4. ANTI-TAKEOVER PROVISIONS REQUIRING
                            APPROVAL OF STOCKHOLDERS

     The board of directors has determined that the Certificate of Incorporation and By-laws of Nucleus Delaware should include provisions that would promote the continuity and stability of Nucleus Delaware. These provisions are designed to reduce the vulnerability of Nucleus to an unsolicited proposal for the restructuring or sale of all or substantially all of the assets of Nucleus or an unsolicited takeover attempt which is unfair to stockholders. The Certificate of Incorporation and By-laws of Nucleus Delaware (as proposed) are likely to have the effect of impeding the acquisition of control of Nucleus Delaware by means of a tender offer, a proxy contest, open-market purchase or otherwise in a transaction not approved by the board of directors. These provisions may have the effect of discouraging a future takeover attempt which is not approved by the board of directors, but which individual stockholders may deem in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market price. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. Such provisions will also render the removal of the board of directors or management of Nucleus Delaware more difficult.

     The following anti-takeover provisions are presently included in the Certificate of Incorporation and By-laws of Nucleus Delaware and will be effective after the reincorporation if separately approved by the stockholders of Nucleus. Nucleus Delaware's Certificate of Incorporation and By-laws appear later in this Proxy Statement as Appendix B and C, respectively. A vote of two-thirds (66-2/3%) of the outstanding shares of Nucleus common stock will be required to approve each anti-takeover provision. Any anti-takeover provision not approved will be removed from Nucleus Delaware's Certificate of Incorporation or By-laws, as the case may be, prior to the effective time of the reincorporation.

                     PROPOSAL 4a. CLASSIFIED BOARD; REMOVAL

     The board of directors of Nucleus Delaware is divided into three classes. Each class will be as nearly equal in number as possible. The term of office of the first class expires at the annual meeting of stockholders in 2001, the second class expires at the annual meeting in 2002, and the third class at the annual meeting in 2003. At each subsequent annual meeting, directors will be elected to succeed those directors whose terms expire for a three year term which will expire at the third succeeding annual meeting of stockholders after their elections.

     The seven nominees to the board of directors of Nucleus will be the directors of Nucleus Delaware when the reincorporation becomes effective. The terms of office of the following directors of Nucleus Delaware will expire at the annual meeting of stockholders in the years indicated:

          2001                     2002                       2003
          ----                     ----                       ----

       David Eskra            Vincent Sanchez            John C. Paulsen
      Stephen Calk          Jeffrey R. Wescott         Dennis Chookaszian
   Frederick H. Kopko

     At each annual meeting of stockholders, commencing with the meeting in 2001, directors elected to succeed those in the class whose terms expire will be elected for three year terms so that the term of office of one class of directors will expire each year.

     Under Nevada law, one or more directors may be removed, with or without cause, by the affirmative vote of the holders of two-thirds (66-2/3%) of a majority of common stock entitled to vote. Under Delaware law and Nucleus Delaware's By-laws, directors of a classified board can be removed only with cause by a majority of shares entitled to vote at an election of directors.

     The board of directors believes that a classified board serves the best interests of Nucleus Delaware and its stockholders by promoting the continuity and stability of Nucleus Delaware and its business. The staggered election of directors ensures that at any given time, two-thirds of the directors serving will have had prior experience on the board. Staggered terms for directors also would moderate the pace of any change in the board by extending the time required to elect a majority of directors from one to two years. The board also believes that a classified board would better enable the board to protect the interests of stockholders in the event that another entity seeks to accumulate a substantial amount of Nucleus Delaware common stock in order to gain control of Nucleus Delaware or replace its management. Under a three-class structure, at least two annual stockholder meetings, instead of one, would generally be required for such an acquiror to obtain control of the board of directors by electing a majority of its representatives to the board. The classified board is designed to make it more time-consuming to obtain majority control of the board without its consent, and thus reduce the vulnerability of Nucleus Delaware to an unsolicited takeover proposal or to an unsolicited proposal for the restructuring or sale of all or part of Nucleus Delaware or to enter into any other extraordinary transaction. The board believes that the classified board will serve to encourage any person intending to attempt such a takeover or other transaction to negotiate with the board, and that the board therefore will be better able to protect the interests of all of Nucleus Delaware's stockholders.

              PROPOSAL 4b. CALL OF SPECIAL MEETINGS OF STOCKHOLDERS

     Under the laws of Nevada and Nucleus's By-laws, special meetings of the stockholders may be called by the President or by a majority of the board of directors, and must be called upon the written request of the holders of a majority of the outstanding shares of Nucleus common stock. Nucleus Delaware's By-laws provide that special meetings of stockholders may be called only by the chairman of the board or the president. Consequently, stockholders who wish to bring business before Nucleus Delaware stockholders can only do so at an annual meeting.

                     PROPOSAL 4c. ACTION BY WRITTEN CONSENT

     Under Nevada and Delaware law, the stockholders of a corporation may take action by written consent of the holders of at least a majority of its outstanding shares (unless, due to the nature of the matter, a greater number of votes is required). The Delaware charter documents prohibit action by written consent. The purpose of this limitation is to require that all stockholder proposals be addressed at a duly called meeting of stockholders, thereby creating sufficient opportunity to disseminate information to all stockholders resulting in a more reasonable consideration of matters by the stockholders.

                   PROPOSAL 4d. NOTICE OF STOCKHOLDER BUSINESS

         Under the Nevada charter documents, no specific procedures exist before business can be properly brought before a meeting of stockholders. Consequently, stockholder business can be made by stockholders from the floor at a special meeting.

         Nucleus Delaware's By-laws provide that only stockholder business that is properly brought before an annual meeting will be considered at such a meeting. To be properly brought before the annual meeting of stockholders, business must be (i) specified in the notice of meeting given by or at the direction of the board, (ii) otherwise properly brought before the meeting by or at the direction of the board, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting of the stockholders, the stockholder must have given timely notice thereof in writing to the President of Nucleus Delaware. To be timely, a stockholder's written notice of intent to make a proposal or proposals must be personally delivered to or mailed by United States mail, postage prepaid and received by the President of Nucleus Delaware not less than 120 days prior to the meeting; provided however, that in the event not less than 130 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders (which notice or public disclosure shall include the date of the annual meeting specified in these By-laws, if such By-laws have been filed with the Securities and Exchange Commission and if the annual meeting is held on such date), notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the day of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the President must set forth as to each item of business the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting, and in the case of a nomination for election of director, such nominee's name and qualifications, and the reasons for conducting business at the meeting, (ii) the name and the record address of the stockholder or stockholders proposing such business, (iii) the number of shares of stock of Nucleus Delaware which are beneficially owned by such stockholder or stockholders, and (iv) any material interest of the stockholder in such business. The chairman of the meeting may refuse to acknowledge the proposal of any stockholder not made in compliance with the foregoing.

     In light of these requirements, a stockholder may be deterred from bringing business before a meeting, including nominating an individual for election as a director. This provision is designed to prevent business or nominations from the floor at the annual meeting without advance notice and requires that sufficient information be provided in advance. The board of directors believes that such disclosure is beneficial and that the elimination of the element of surprise will allow a more reasonable consideration of all business properly brought before a meeting.

     PROPOSAL 4e(i). STOCKHOLDER APPROVAL FOR CERTAIN CORPORATE TRANSACTIONS

     Unless otherwise specified in the corporation's certificate of incorporation, Delaware law only requires the vote of the holders of a majority of the outstanding shares entitled to vote to approve the merger or sale of substantially all of the assets of a corporation. The Certificate of Incorporation of Nucleus Delaware will provide that any share exchange, merger or consolidation involving Nucleus Delaware, issuance or transfer of all, or substantially all, of its securities in exchange for cash, securities or other property, the sale, lease, exchange, mortgage, pledge, transfer or other disposition of all, or substantially all, of the assets or property of Nucleus Delaware, the adoption of any plan or proposal for the liquidation, dissolution, or any recapitalization of Nucleus Delaware or any reclassification of its securities will require a 66-2/3% vote of stockholders. Increasing the stockholders vote requirement from a majority to 66-2/3% will make it more difficult to approve these transactions thereby discouraging third parties from making an unsolicited acquisition proposal that some stockholders may consider beneficial.

 PROPOSAL 4e(ii). AMENDMENTS TO NUCLEUS DELAWARE'S CERTIFICATE OF INCORPORATION

     Under Delaware law, the affirmative vote of a majority of the outstanding shares is sufficient to approve any amendment to a corporation's certificate of incorporation, unless the certificate of incorporation specifies a higher percentage. Article Fourteenth of Nucleus Delaware's Certificate of Incorporation provides that the provisions of Paragraph C of Article Fourth (super-majority vote provisions), Article Eleventh (no stockholder action by written consent), and Fourteenth (amendment to certificate upon 66-2/3% vote) of the Certificate may not be repealed or amended unless such action is approved by the affirmative vote of the holders of 66-2/3% of the voting shares of Nucleus Delaware. Increasing the stockholder vote requirements to 66-2/3% of the outstanding voting stock to amend or repeal the foregoing provisions is designed to prevent a stockholder with a simple majority from amending such provisions and negating their anti-takeover effects.

         PROPOSAL 4e(iii). AMENDMENTS TO THE BY-LAWS OF NUCLEUS DELAWARE

     The By-laws of Nucleus may be altered, amended or repealed by the stockholders or the board of directors of Nucleus. Under Delaware law, the stockholders may amend Nucleus Delaware's By-laws. Nucleus Delaware's By-laws provide that the By-laws may also be amended by the board of directors. Nucleus Delaware's By-laws further provide that the affirmative vote of at least 66-2/3% of the voting power of the outstanding shares of Nucleus Delaware is required to amend or repeal or adopt any provision inconsistent with the following By-law sections: Section 2.2 (special meetings), Section 2.11 (action by stockholders),
Section 2.12 (notice of stockholder business), Section 3.2 (number, tenure and qualifications of directors), Section 3.10 (vacancies and newly-created directorships), Section 3.11 (removal of directors), or Section 13.2 (amendment by stockholders).

     Increasing the stockholder vote requirement to 66-2/3% of the outstanding voting stock to amend or repeal or adopt any provision inconsistent with the By-law provisions noted above is designed to prevent a stockholder with a simple majority of Nucleus Delaware's stock from avoiding such provisions by amending the By-laws. The board of directors believes that this provision will have the effect of making it more difficult for stockholders to change the By-law provisions that have an anti-takeover effect or would delay, prevent or impede a change in control of Nucleus Delaware. The effect of these provisions will be to further discourage potentially unfriendly bids for shares of Nucleus Delaware, since a greater percentage of the outstanding voting stock will be needed before the By-law provisions at issue could be amended, removed or changed to favor an unfriendly bidder of shares of Nucleus Delaware. Further, the board will have relatively greater control over the By-laws of Nucleus Delaware than the stockholders, because the board could adopt, alter, amend or repeal the By-laws upon a majority vote by the board.

BOARD RECOMMENDATION

     The board of directors unanimously recommends that stockholders vote FOR the anti-takeover provisions.

             PROPOSAL NO. 5.--RATIFICATION OF eNUCLEUS 2000 OMNIBUS
                              STOCK INCENTIVE PLAN

DESCRIPTION OF THE PLAN

     The board of directors approved, subject to ratification by the shareholders at the annual meeting, the eNucleus 2000 Omnibus Stock Incentive Plan. Pursuant to the plan, stock options, stock appreciation rights, restricted stock and common stock or cash as a payout medium for payments under the plan, specifically stock appreciation rights, performance units and performance shares, may be granted to our key employees and directors. The full text of the plan is set forth in Appendix E which appears later in this Proxy Statement.

     The purpose of the plan is to advance the interests of Nucleus by encouraging and providing for the acquisition of an equity interest in our success by key employees and directors, by providing additional incentives and motivation toward superior performance of Nucleus, and by enabling us to attract and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of our operations is largely dependent.

     The plan will be administered, construed and interpreted by either the board of directors, the compensation committee or such other committee to whom the board may delegate this function. The committee may at any time alter, amend, suspend or terminate the plan. Participants in the plan shall be selected by the committee from among those employees who are recommended for participation by the Chief Executive Officer and who, in the opinion of the committee, are key employees in a position to contribute materially to our continued growth and development and to our long-term financial success, and from among the directors. Unless earlier terminated by the board of directors, the plan will terminate on May 1, 2010 and no awards may be awarded under the plan after such dates. The plan shall remain in effect, subject to the board's right to earlier terminate the plan, until all stock subject to it shall have been purchased or acquired pursuant to the plan provisions.

     The total number of shares of stock subject to awards under the plan may not exceed 20,000,000 (of this total number up to 5,000,000 shares may be issued in restricted stock). Such numbers of shares shall be subject to adjustment upon occurrence of certain events described in the plan. The shares to be delivered under the plan may consist, in whole or in part, of authorized but unissued stock or treasury stock, not reserved for any other purpose.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes our understanding of certain federal income tax consequences associated with the plan.

     Incentive Stock Options. No income will be recognized by a participant upon the grant or the exercise of an incentive stock option. A participant will recognize income if and when he disposes of the shares acquired under an ISO. If the disposition does not occur within the later of two years after the grant of an ISO or within one year after the shares were transferred to him, the gain realized on such disposition will be characterized as long-term capital gain.

     If shares acquired under an ISO are disposed of prior to the expiration of the ISO holding period, the participant will recognize, as ordinary income, the difference between the fair market value of the shares on the date of exercise and the option price. Any gain in excess of that amount will be characterized as either long-term or short-term capital gain, depending on the period the shares were held by the participant.

     Nucleus will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO unless the participant disposes of shares acquired thereunder prior to the expiration of the ISO holding period. In that event, the employer corporation (Nucleus or its affiliates) generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

     Nonqualified Stock Options and SARs. Upon the exercise of a non-qualified stock option, the participant will recognize, as ordinary income, the difference between the option price and the fair market value of the shares on the date such NSO is exercised. Upon the exercise of an SAR, a participant will recognize, as ordinary income, the amount of any cash plus the fair market value of shares which are paid in settlement of the SAR. If shares received upon exercise of an NSO or SAR are both non-transferable and subject to a substantial risk of forfeiture, however, the date as of which income is recognized is postponed until either condition lapses, unless the participant makes an "83(b) election" (within 30 days of the receipt of shares that are subject to such conditions) to be taxed as of the date of receipt. The participant's tax basis in the shares received upon the exercise of an NSO or SAR will be the sum of the amount of any income recognized and the amount paid in connection with the exercise. Any gain or loss that a participant realizes on a subsequent disposition of shares acquired upon the exercise of an SAR or NSO will be treated as long-term or short-term capital gain or loss, depending on the period during which the participant held such shares.

     The exercise of a nonqualified option or SAR will entitle the employer corporation (Nucleus or its affiliates) to claim a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

     Restricted Stock. A participant will recognize ordinary income on account of an award of restricted stock on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The income that will be recognized will equal the fair market value of the shares on such date.

     A participant's tax basis in the shares received on account of an award of restricted stock will be the amount of any income recognized. Any gain or loss that a participant realizes upon the sale of shares acquired pursuant to an award of restricted stock will be treated as long-term or short-term capital gain or loss, depending on the period that the participant held such shares. Even if the shares are both nontransferable and subject to a substantial risk of forfeiture, a participant may make a timely 83(b) election to recognize income, and have his tax consequences determined, as of the date the award of restricted stock is made.

     The employer corporation (Nucleus or an affiliate) may claim a federal income tax deduction equal to the amount of ordinary income recognized by a participant on account of the award.

     Performance Units or Shares. A participant will recognize ordinary income on account of the settlement of an award of performance units or shares. The amount of income recognized by the participant is equal to any cash that is paid and to the fair market value of any shares (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that are received in settlement of the award. A participant may file a timely 83(b) election to be taxed on such shares as of the date received if the shares are both nontransferable and subject to a substantial risk of forfeiture.

     The participant's tax basis in any shares received on account of the settlement of an award of performance units or shares will be the amount of any income recognized with respect to any shares acquired pursuant to the settlement of an award of performance units or shares. Any gain or loss that a participant realizes upon the sale of shares acquired pursuant to the settlement of an award of performance units or shares will be treated as a long-term or short-term capital gain or loss, depending on the period that the participant held such shares.

     The employer corporation (Nucleus or an affiliate) may claim a federal income tax deduction equal to the amount of ordinary income recognized by a participant on account of the settlement of an award of performance units or shares.

     Change in Control. Payments with respect to awards under the plan that are contingent upon a change in control may have adverse federal income tax consequences with respect to the participants and Nucleus. The Code disallows a deduction for any "excess parachute payment" and imposes a 20% excise tax on the recipient of any excess parachute payment. Any payment, including vesting or acceleration, with respect to a participant's Award under the plan that is contingent upon a change of control may cause a portion of such participant's compensation to be treated as an excess parachute payment for this purpose. Whether and the extent to which a particular participant's compensation, including an Award under the plan, is treated as an excess parachute payment is determined, among other things, by the event constituting a change in control, the compensation history of the participant, and on whether it can be established that a payment is reasonable compensation for services actually rendered.

BOARD RECOMMENDATION

     The board of directors unanimously recommends that stockholders vote FOR approval of this plan.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS


     If the reincorporation is approved by the stockholders, a stockholder proposal must be received prior to February 13, 2001, by the Secretary of Nucleus at the address set forth on the first page of this Proxy Statement to be considered for inclusion in Nucleus Delaware's proxy and form of proxy relating to the 2001 annual meeting of stockholders.


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

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     If the reincorporation is approved, the By-laws of Nucleus Delaware will set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the By-laws, only business brought by or at the direction of the board of directors may be conducted at an annual meeting. The By-laws of Nucleus Delaware provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of Nucleus Delaware not less than 120 days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred thirty
(130) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the date on which Nucleus Delaware's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a stockholder must include the stockholder's name and address, as they appear on Nucleus Delaware's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of Nucleus Delaware's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the board of directors, certain information regarding the nominee must be provided.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The board of directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the annual meeting, you are urged to return your proxy form promptly. If you are then present at the annual meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the annual meeting.

                                              By Order of the Board of Directors


                                              John C. Paulsen
                                              Chairman of the Board
Chicago, Illinois

June 12, 2000


                         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING
                    IN PERSON.

                         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
                    YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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
                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER



     THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of June 12, 2000, by and between Nucleus, Inc., a Nevada corporation ("Nucleus"), and eNucleus, Inc., a Delaware corporation ("Nucleus Delaware"); (Nucleus and Nucleus Delaware, collectively, the "Constituent Corporations").


     The authorized capital stock of Nucleus consists of nine hundred million (900,000,000) shares of common stock, $0.001 par value per share, and eight million (8,000,000) shares of preferred stock, no par value per share. The authorized capital stock of Nucleus Delaware, upon effectuation of the transactions set forth in this Merger Agreement, will consist of one hundred million (100,000,000) shares of common stock, $0.001 par value per share, and twenty million (20,000,000) shares of preferred stock, $0.001 par value per share.

     The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Nucleus merge with and into Nucleus Delaware upon the terms and conditions provided herein.

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Nucleus shall merge with and into Nucleus Delaware on the following terms, conditions and other provisions:

     1.   TERMS AND CONDITIONS

          1.1 MERGER. Nucleus shall be merged with and into Nucleus Delaware (the "Merger"), and Nucleus Delaware shall be the surviving corporation (the "Surviving Corporation") effective at 12:01 a.m., on the day following the date the appropriate certificate reflecting the Merger is filed with the Secretary of State of the State of Delaware (the "Effective Date").

          1.2 SUCCESSION. On the Effective Date, Nucleus Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Nucleus, except insofar as it may be continued by operation of law, shall be terminated and cease.

          1.3 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

          1.4 COMMON STOCK AND PREFERRED STOCK OF NUCLEUS AND NUCLEUS DELAWARE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective stockholders:

               (a) (i) each share of common stock of Nucleus issued and outstanding immediately prior to the Effective Date shall be combined, changed and converted into one (1) share of common stock of Nucleus Delaware, in each case fully paid and nonassessable, and (ii) each share of common stock of Nucleus Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares; and

               (b) each share of preferred stock of Nucleus issued and outstanding immediately prior to the Effective Date shall be combined, changed and converted into one (1) share of preferred stock of Nucleus Delaware, in each case fully paid and nonassessable.

          1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of common stock of Nucleus shall be deemed for all purposes to evidence ownership of and to represent the shares of Nucleus Delaware into which the shares of Nucleus represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Nucleus Delaware evidenced by such outstanding certificate as above provided.

          1.6  PURCHASE RIGHTS. On the Effective Date, the Surviving
Corporation will assume the outstanding obligations of Nucleus, if any, to issue common stock or other capital stock pursuant to contractual purchase rights granted by Nucleus, and the outstanding and unexercised portions of all outstanding contractual rights to purchase common stock or other capital stock of Nucleus shall be changed and converted into contractual rights to purchase common stock or other capital stock, respectively, of Nucleus Delaware such that a contractual right to purchase one (1) share of common stock or other capital stock of Nucleus shall be converted into a contractual right to purchase one (1) share of common stock or other capital stock, respectively, of Nucleus Delaware. No other changes in the terms and conditions of such contractual purchase rights will occur.

          1.7 EMPLOYEE BENEFIT PLANS. On the Effective Date, the Surviving Corporation shall assume all obligations of Nucleus under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

     2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of Nucleus Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Nucleus Delaware in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

          2.2 DIRECTORS. The directors of Nucleus immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

          2.3 OFFICERS. The officers of Nucleus immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its board of directors.

     3.   MISCELLANEOUS

          3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Nucleus Delaware and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Nucleus Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          3.2 AMENDMENT. At any time before or after approval by the stockholders of Nucleus, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the stockholders of Nucleus, the principal terms may not be amended without the further approval of the stockholders of Nucleus) as may be determined in the judgment of the respective board of directors of Nucleus Delaware and Nucleus to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

          3.3 CONDITIONS TO MERGER. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

               (a) the Merger shall have been approved by the stockholders of Nucleus in accordance with applicable provisions of the Nevada General Corporation Law; and

               (b) Nucleus, as sole stockholder of Nucleus Delaware, shall have approved the Merger in accordance with the Delaware General Corporation Law; and

               (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Nucleus to be material to consummation of the Merger shall have been obtained; and

               (d) stockholders owning not more than 1% of the issued and outstanding shares of Common Stock of Nucleus shall have properly exercised dissenter's rights under the Nevada General Corporation Law.

          3.4 ABANDONMENT OR DEFERRAL. Notwithstanding the approval of this Merger Agreement by the stockholders of Nucleus or Nucleus Delaware, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the board of directors of either Nucleus or Nucleus Delaware or both or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the boards of directors of Nucleus and Nucleus Delaware, such action would be in the best interests of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective boards of directors or stockholders with respect thereto, except that Nucleus shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

          3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the boards of directors of Nucleus and Nucleus Delaware, hereby is executed on behalf of each such corporation and attested by their respective officers thereunto duly authorized.


                                                     NUCLEUS, INC.
                                                        A Nevada corporation

                                                     By: /s/ John C. Paulsen
                                                        ------------------------
                                                         John C. Paulsen
                                                         Chief Executive Officer

ATTEST:

/s/ J. Theodore Hartley
------------------------------
     J. Theodore Hartley
     Secretary

                                                     eNUCLEUS, INC.
                                                        A Delaware corporation

                                                     By: /s/ John C. Paulsen
                                                        ------------------------
                                                         John C. Paulsen
                                                         Chief Executive Officer

ATTEST:

/s/ J. Theodore Hartley
------------------------------
     J. Theodore Hartley
     Secretary

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 eNUCLEUS, INC.


     FIRST.   The name of the corporation is eNUCLEUS, INC.

     SECOND. The address of the corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of business to be conducted or promoted and the purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH. The total number of shares of stock which the corporation shall have authority to issue is one hundred twenty million (120,000,000), divided into two classes as follows: one hundred million (100,000,000) of which shall be common stock, $0.001 par value per share ("Common Stock"), and twenty million (20,000,000) of which shall be preferred stock, $0.001 par value per share ("Preferred Stock").

     The designations, powers, references and rights, and the qualifications, limitations or restrictions of the above classes of stock are as follows:

     A.   CLASS I:  PREFERRED STOCK

     1. The board of directors is expressly authorized at any time, and from time to time, to issue shares of Preferred Stock in one or more series, and for such consideration as the board of directors may determine, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative, participating, option or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issue thereof, and as are not stated in this Certificate of Incorporation, or any amendment thereto. All shares of any one series shall be of equal rank and identical in all respects.

     2. No dividend shall be paid or declared on any particular series of Preferred Stock unless dividends shall be paid or declared pro rata on all shares of Preferred Stock at the time outstanding of each other series which ranks equally as to dividends with such particular series.

     3. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the board of directors creating any series of Preferred Stock pursuant to this Class I, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of stock. Subject to the protective conditions or restrictions of any outstanding series of Preferred Stock, any amendment to this Certificate of Incorporation which shall increase or decrease the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Corporation.

     4. Shares of Preferred Stock redeemed, converted, exchanged, purchased, retired or surrendered to the corporation, or which have been issued and reacquired in any manner, shall, upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware have the status of authorized and unissued shares of Preferred Stock and may be reissued by the board of directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as part of any other series, all subject to the protective conditions or restrictions of any outstanding series of Preferred Stock.

     B.   CLASS II:  COMMON STOCK

     1. Subject to preferential dividend rights, if any, applicable to shares of the Preferred Stock and subject to the applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for the Preferred Stock, the holder of the Common Stock shall be entitled to receive to the extent permitted by law, such dividends as may be declared from time to time by the board of directors.

     2. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     3. Except as may be otherwise required by law or this Certificate of Incorporation, each holder of the Common Stock shall have one vote in respect of each share of stock held by him or her of record on the books of the corporation on all matters voted upon by the stockholders.

     C.   VOTING REQUIREMENTS

     In addition to any affirmative vote required by law or this Certificate of
Incorporation: (a) the authorization of any share exchange, merger or consolidation of the Corporation or any of its subsidiaries with any other corporation; (b) the authorization of any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all, or substantially all, assets or property of the Corporation; (c) the issuance or transfer by the Corporation or any of its subsidiaries of all, or substantially all, securities of the Corporation or any of its subsidiaries to any purchaser in exchange for cash, securities or other property (or a combination thereof) except pursuant to an employee benefit plan of the Corporation or one of its subsidiaries; (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation other than as may be proposed by the board of directors; or (e) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its subsidiaries or other transaction which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of equity or convertible securities of the Corporation or any subsidiary of the Corporation, shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the outstanding shares of each class of stock. However, if the stockholders of the Corporation receive no cash or other consideration with respect to one of the above-listed transactions, then the required vote of the stockholders shall be as required by law. Such affirmative votes shall be required notwithstanding that any other provisions of this Certificate of Incorporation, or any provision of law, or any other agreement might otherwise permit a lesser vote or no vote.

     FIFTH. The name and mailing address of the incorporator is as follows:

                                 Steven J. Gray
                       Vedder, Price, Kaufman and Kammholz
                      222 North LaSalle Street, Suite 2600
                             Chicago, Illinois 60601

     SIXTH. The number of directors of the corporation shall be fixed from time to time by the By-Laws of the corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

     Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the By-laws of the corporation.

     SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized and empowered, in the manner provided in the By-Laws of the corporation, to make, alter, amend and repeal the By-laws of the corporation in any respect not inconsistent with the laws of the State of Delaware or with the Certificate of Incorporation.

     In addition to the powers and authorities hereinbefore or by the statute expressly conferred upon it, the board of directors may exercise all such powers and do all such acts as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, this Certificate of Incorporation and the By-Laws of the corporation.

     Any contract, transaction or act of the corporation or of the directors or of any committee which shall be ratified by the holders of a majority of the shares of stock of the corporation present in person or by proxy and voting any annual meeting, or at any special meeting called for such purpose, shall, insofar as permitted by law or by this Certificate of Incorporation, be as valid and as binding as though ratified by every stockholder of the corporation.

     EIGHTH. The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all persons who it may indemnify pursuant thereto.

     NINTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     TENTH. Whenever a compromise or arrangement is proposed between the corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

     ELEVENTH. Any action required by the laws of the State of Delaware, this Certificate of Incorporation or the By-Laws of the corporation to be taken at any annual or special meeting of the stockholders of the corporation, or any action which may be taken at any annual or special meeting of the stockholders must be effected at such a meeting, and the power of stockholders of the corporation to consent in writing, without such a meeting, to taking any action is specifically denied.

     TWELFTH. A director of the corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the corporation either as a vendor, purchaser or otherwise nor in the absence of fraud shall a director of the corporation be liable to account to the corporation for any profit realized by him from or through any transaction or contract of the corporation by reason of the fact that he, or any firm of which he is a member, or any corporation of which he is an officer, director or stockholder, was interested in such transaction or contract if such transaction or contract has been authorized, approved or ratified in the manner provided in the General Corporation Law of Delaware for authorization, approval or ratification or transactions or contracts between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest.

     THIRTEENTH. No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     FOURTEENTH. Notwithstanding any other provision of this Certificate of Incorporation or the By-laws of the corporation to the contrary and notwithstanding that a lesser percentage may be specified by law, the affirmative vote of the holders of at least 66-2/3 of the voting power of the outstanding shares of all classes of stock of the Corporation, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with Paragraph C ("Voting Requirements") of Section Fourth, Section Eleventh or Section Fourteenth of this Certificate of Incorporation.

     The undersigned incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, has signed this Certificate this 24th day of May, 2000.



                                                  /s/ Steven J. Gray
                                                  ------------------------------
                                                  Steven J. Gray

                                                                      APPENDIX C


                                     BYLAWS

                                       OF

                                 eNUCLEUS, INC.



                                    ARTICLE I

                           OFFICES OF REGISTERED AGENT

     Section 1.1 Registered Office and Agent. The Corporation shall have and maintain a registered office in Delaware and a registered agent having a business office identical with such registered office.

     Section 1.2 Other Offices. The Corporation may also have such other office or offices in Delaware or elsewhere as the board of directors may determine or as the business of the Corporation may require.


                                   ARTICLE II

                                  STOCKHOLDERS

     Section 2.1 Annual Meeting. An annual meeting of the stockholders shall be held on the date and at the time designated by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the directors shall not be elected at the annual meeting, or at any adjournment thereof, the board of directors shall cause the election to be held as soon thereafter as may be convenient.

     Section 2.2 Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman of the Board or the President for the purpose or purposes stated in the call of the meeting.

     Section 2.3 Place of Meeting. Annual meetings of stockholders shall be held at such time and place as may be determined by the board of directors and designated in the call and notice or waiver of notice of such meeting; provided, that a waiver of notice signed by all stockholders may designate any time or place as the time and place for the holding of such meeting. If no designation is made, or if a special meeting be called, the place of meeting shall be at the Corporation's principal place of business.

     Section 2.4 Notice of Meeting. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, or, in the case of a merger, consolidation or sale, lease or exchange of all or substantially all of the Corporation's property and assets, at least twenty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary or the persons calling the meeting to each stockholder of record entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

     Section 2.5 Fixing Record Date for Determination of Stockholders. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date to be not more than sixty days prior to the date of a meeting of stockholders, the date of payment of a dividend or the date on which other action requiring determination of stockholders is to be taken, as the case may be. In addition, the record date for a meeting of stockholders shall not be less than ten days, or in the case of a merger, consolidation or sale, lease or exchange of all or substantially all of the Corporation's property and assets, not less than twenty days immediately preceding such meeting. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders.

     Section 2.6 List of Stockholders Entitled to Vote. The officer or agent who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at any time during usual business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of the stockholders, the corporate books, or to vote at any meeting of the stockholders.

     Section 2.7 Quorum and Manner of Acting. Unless otherwise provided by the Certificate of Incorporation or these By-laws, a majority of the outstanding shares of the Corporation, entitled to vote on a matter present in person or represented by proxy, shall constitute a quorum for consideration of such matter, at any meeting of stockholders; provided, that if less than a majority of the outstanding shares entitled to vote on a matter are present in person or represented by proxy at said meeting, a majority of the shares so present in person or represented by proxy may adjourn the meeting from time to time without further notice other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If a quorum is present, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these By-laws.

     Section 2.8 Voting Shares and Proxies. Each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder, except as otherwise provided in the Certificate of Incorporation. Each stockholder entitled to vote shall be entitled to vote in person, or may authorize another person or persons to act for him by proxy executed in writing by such stockholder or by his duly authorized attorney-in-fact, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

     Section 2.9 Inspectors. At any meeting of stockholders, the chairman of the meeting may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting.

Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon the list of stockholders produced at the meeting in accordance with Section 2.6 hereof and upon their determination of the validity and effect of proxies, and they shall count all votes, report the results and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders. Each such report shall be in writing and signed by at least a majority of the inspectors, the report of a majority being the report of the inspectors, and such reports shall be prima facie evidence of the number of shares represented at the meeting and the result of a vote of the stockholders.

     Section 2.10 Voting of Shares by Certain Holders. Shares of its own stock belonging to the Corporation, unless held by it in a fiduciary capacity, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Any number of stockholders may create an agreement for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for any period of time determined by such agreement, by entering into a written agreement specifying the terms and conditions of the agreement, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such agreement shall not become effective until a counterpart of the agreement is deposited with the Corporation at its registered office. The counterpart of the agreement so deposited with the Corporation shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and shall be subject to examination by any beneficiary of the trust under the agreement, either in person or by agent or attorney, at any reasonable time for any proper purpose.

     Section 2.11 Action by Stockholders. Any action required to be taken or which may be taken at a meeting of stockholders must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     Section 2.12 Notice of Stockholder Business. At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting of the stockholders, the stockholder must have the legal right and authority to make the proposal for consideration at the meeting and the stockholder must have given timely notice thereof in writing to the President of the Corporation. To be timely, a stockholder's written notice of intent to make a proposal or proposals must be personally delivered to or mailed by United States mail, postage prepaid and received by the President of the Corporation at the principal executive offices of the Corporation not less than 120 days prior to the meeting; provided however, that in the event not less than 130 days notice or prior public disclosure of the date of the meeting is given or made to stockholders (which notice or public disclosure shall include the date of the annual meeting specified in these By-laws, if such By-laws have been filed with the Securities and Exchange Commission and if the Annual Meeting is held on such date), notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the day of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the President shall set forth as to each item of business the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the meeting, and in the case of a nomination for election of director, such nominee's name and qualifications, and the reasons for conducting business at the meeting, (b) the name and the record address of the stockholder or stockholders proposing such business, (c) the number of shares of stock of the Corporation which are beneficially owned by such stockholder or stockholders, and (d) any material interest of the

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stockholder in such business. The chairman of the meeting may refuse to acknowledge the proposal of any stockholder not made in compliance with this
Section 2.12. Notwithstanding anything in these By-laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.12.

                                   ARTICLE III

                                    DIRECTORS

     Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by its board of directors, except as may be otherwise provided by statute or the Certificate of Incorporation.

     Section 3.2 Number, Tenure and Qualifications. The number of directors shall be designated from time to time by the board of directors, and such number may be fixed or changed from time to time by the board of directors or the shareholders without further amendment to these By-laws. Unless and until said number of directors is fixed or changed by a resolution duly adopted by the board of directors or the shareholders, the number shall be the same as the number fixed in the Certificate of Incorporation or at the organizational meeting, as the case may be. No decrease in the number of directors shall have the effect of removing any director from office prior to the expiration of his term, but the number of directors may be decreased in conjunction with the removal of a director in accordance with applicable law. Directors need not be stockholders or residents of Delaware. Each director shall be elected to hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified.

     The directors shall be divided into three (3) classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 2001 annual meeting of stockholders, the term of office of the second class to expire at the 2002 annual meeting of stockholders and the third class expiring at the 2003 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification, directors elected by the stockholders to succeed those directors whose term expires shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

     Section 3.3 Regular Meetings. A regular meeting of the board of directors shall be held, without other notice than this Section, immediately after and at the same place as the annual meeting of stockholders. The board of directors may provide, by resolution, the time and place, either within or without Delaware, for the holding of additional regular meetings without other notice than such resolution.

     Section 3.4 Special Meetings. Special meetings of the board of directors may be called at any time by the Chairman of the Board, the President or any two directors. The person or persons who call a special meeting of the board of directors may designate any place, either within or without Delaware, as the place for holding such special meeting. In the absence of such a designation the place of meeting shall be the Corporation's principal place of business.

     Section 3.5 Notice of Special Meetings. Notice stating the place, date and hour of a special meeting shall be mailed not less than five days before the date of the meeting, or shall be sent by telegram or be delivered personally or by telephone not less than two days before the date of the meeting, to each director, by or at the direction of the person or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited with the United States Postal Services so addressed, with postage thereon prepaid. If notice is to be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

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     Section 3.6    Quorum and Manner of Acting. A majority of the number of
directors as fixed in Section 3.2 hereof shall constitute a quorum for the transaction of business at any meeting of the board of directors; provided, that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless otherwise provided in the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these By-laws.

     Section 3.7 Informal Action by Directors. Any action which is required by law or by these By-laws to be taken at a meeting of the board of directors, or any other action which may be taken at a meeting of the board of directors or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote of all of the directors or all of the members of such committee, as the case may be, at a duly called meeting thereof, and shall be filed with the minutes of proceedings of the Board or committee.

     Section 3.8 Telephonic Meetings. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the board of directors or of any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence at such meeting.

     Section 3.9 Resignations. Any director may resign at any time by giving written notice to the board of directors, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein; and, unless tendered to take effect upon acceptance thereof, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3.10 Vacancies and Newly-Created Directorships. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next election of the class for which such director shall have been chosen and until their successors are elected and qualified or until their earlier resignation or removal.

     Section 3.11 Removal. Any director or the entire board of directors may be removed with cause by the holders of a majority of the shares then entitled to vote at an election of directors.

     Section 3.12   Interested Directors.

     (a) No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

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

          (3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the shareholders.

     (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     Section 3.13 Director Compensation. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expense, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                   ARTICLE IV

                                   COMMITTEES

     Section 4.1 Appointment and Powers. The board of directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation which, to the extent provided in said resolution or in these By-laws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that any such committee may, to the extent authorized in the resolution or resolutions providing for the issuance of such shares of stock adopted by the board of directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation thereof, or amending the By-laws; and, unless the resolution, By-laws or Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

     Section 4.2 Absence or Disqualification of Committee Member. In the absence or disqualification of any member of such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

     Section 4.3 Record of Proceedings. The committees shall keep regular minutes of their proceedings and when required by the board of directors shall report the same to the board of directors.

                                    ARTICLE V

                                    OFFICERS

     Section 5.1 Number and Titles. The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents (the number thereof to be determined by the board of directors), a Treasurer, a Secretary, and if desired, any number of vice presidents, assistant treasurers, assistant

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

secretaries, or other officers as may be elected by the board of directors. Any two or more offices may be held by the same person.

     Section 5.2 Election, Term of Office and Qualifications. The officers shall be elected annually by the board of directors at the first meeting of the board of directors held after the annual meeting of stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as may be convenient. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall be elected to hold office until his successor shall have been elected and qualified, or until his earlier death, resignation or removal. Election of an officer shall not of itself create contract rights.

     Section 5.3 Removal. Any officer may be removed by the board of directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 5.4 Resignation. Any officer may resign at any time by giving written notice to the board of directors, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein; and, unless tendered to take effect upon acceptance thereof, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5.5 Duties. In addition to and to the extent not inconsistent with the provisions in these By-laws, the officers shall have such authority, be subject to such restrictions and perform such duties in the management of the business, property and affairs of the Corporation as may be determined from time to time by the board of directors.

     Section 5.6 Chairman of the Board. The Chairman of the Board shall be elected by and from the membership of the board of directors. He shall be the chief executive officer of the Corporation. Subject to the control of the board of directors, the Chairman of the Board shall, in general, supervise and manage the business and affairs of the Corporation and he shall see that the resolutions and directions of the board of directors are carried into effect. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation, or a different mode of execution is expressly prescribed by the board of directors or these By-laws, or where otherwise required by law, the Chairman of the Board may execute for the Corporation any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed or the execution of which is in the ordinary course of the Corporation's business, and he may accomplish such execution either under or without the seal of the Corporation and either individually or with the Secretary, any Assistant Secretary, or any other officer thereunto authorized by the board of directors or these By-laws. The Chairman of the Board shall preside at all meetings of the stockholders and of the board of directors (and of any executive committee thereof), and shall perform such other duties as from time to time shall be prescribed by the board of directors.

     Section 5.7 President. The President shall be the chief operating officer of the Corporation. In the absence of the Chairman of the Board or in the event of his inability to act or while such office is vacant, the President shall perform the duties of the Chairman of the Board and when so acting shall have all of the powers and authority of, and shall be subject to all of the restrictions upon, the Chairman of the Board. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the board of directors or these By-laws or were otherwise required by law, he may execute for the Corporation any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed or the execution of which is in the ordinary course of the Corporation's business, and he may accomplish such execution either under or without the seal of the Corporation and either individually or with the Secretary, any Assistant Secretary, or any other officer thereunto authorized by the board of directors or these By-laws. In general, he shall perform such other duties as from time to time may be prescribed by the Chairman of the Board or the Board of Directors.

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

     Section 5.8 Vice Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there is more than one Vice President, the Vice President designated Executive Vice President by the board of directors and thereafter, or in the absence of such designation, the Vice Presidents in the order otherwise designated by the board of directors, or in the absence of such other designation, in the order of their election) shall perform the duties of the President, and when so acting, shall have all the authority of and be subject to all the restrictions upon the President. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the board of directors or these By-laws or where otherwise required by law, the Vice President (or each of them if there are more than one) may execute for the Corporation any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the Corporation and either individually or with the Secretary, any Assistant Secretary, or any other officer thereunto authorized by the board of directors or these By-laws. The Vice Presidents shall perform such other duties as from time to time may be prescribed by the Chairman of the Board, the President or the board of directors.

     Section 5.9 Treasurer. The Treasurer shall be the principal financial and accounting officer of the Corporation, and shall (a) have charge and custody of, and be responsible for, all funds and securities of the Corporation; (b) keep or cause to be kept correct and complete books and records of account including a record of all receipts and disbursements; (c) deposit all funds and securities of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with these By-laws; (d) from time to time prepare or cause to be prepared and render financial statements of the Corporation at the request of the President or the board of directors; and
(e) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be prescribed by the Chairman of the Board, the President or the board of directors. If required by the board of directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

     Section 5.10 Secretary. The Secretary shall (a) keep the minutes of the proceedings of the stockholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all stock certificates prior to the issue thereof and to all documents the execution of which on behalf of the Corporation under its seal is necessary or appropriate; (d) keep or cause to be kept a register of the name and address of each stockholder, which shall be furnished to the Corporation by each such stockholder, and the number and class of shares held by each stockholder; (e) sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the Corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these By-laws; (f) otherwise certify the By-laws, resolutions of the stockholders and board of directors and committees thereof, and other documents of the Corporation as true and correct copies thereof; (g) have general charge of the stock transfer books; and (h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be prescribed by the Chairman of the Board, the President or the board of directors.

     Section 5.11 Assistant Treasurers and Assistant Secretaries. In the absence of the Treasurer or Secretary or in the event of the inability or refusal of the Treasurer or Secretary to act, the Assistant Treasurer and the Assistant Secretary (or in the event there is more than one of either, in the order designated by the board of directors or in the absence of such designation, in the order of their election) shall perform the duties of the Treasurer and Secretary, respectively, and when so acting, shall have all the authority of and be subject to all the restrictions upon such office. The Assistant Treasurers and Assistant Secretaries shall also perform such duties as from time to time may be prescribed by the Treasurer or the Secretary, respectively, or by the Chairman of the Board, the President or the board of directors. If required by the board of directors, an Assistant Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

     Section 5.12 Salaries. The salaries and additional compensation, if any, of the officers shall be determined from time to time by the board of directors; provided, that if such officers are also directors such determination shall be made by a majority of the directors then in office.

                                   ARTICLE VI

                    CERTIFICATES OF STOCK AND THEIR TRANSFER

     Section 6.1 Stock Certificates. The issued shares of the Corporation shall be represented by certificates, and no class or series of shares of the Corporation shall be uncertificated shares. Stock certificates shall be in such form as determined by the board of directors and shall be signed by, or in the name of the Corporation by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Any of or all the signatures on the certificates may be a facsimile. All certificates of stock shall bear the seal of the Corporation, which seal may be a facsimile, engraved or printed.

     Section 6.2 Transfer of Shares. The shares of the Corporation shall be transferable. The Corporation shall have a duty to register any such transfer
(a) provided there is presented to the Corporation or its transfer agents (i) the stock certificate endorsed by the appropriate person or persons; and (ii) reasonable assurance that such endorsement is genuine and effective; and, (b) provided that (i) the Corporation has no duty to inquire into adverse claims or has discharged any such duty; (ii) any applicable law relating to the collection of taxes has been complied with; and (iii) the transfer is in fact rightful or is to a bona fide purchaser. Upon registration of such transfer upon the stock transfer books of the Corporation the certificates representing the shares transferred shall be canceled and the new record holder, upon request, shall be entitled to a new certificate or certificates. The terms and conditions described in the foregoing provisions of this Section shall be construed in accordance with the provisions of the Delaware Uniform Commercial Code, except as otherwise provided by the Delaware General Corporation Law. No new certificate shall be issued until the former certificate or certificates for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, wrongfully taken or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the board of directors, the Chairman of the Board or the President may prescribe consistent with applicable law.


                                   ARTICLE VII

                                    DIVIDENDS

     Section 7.1 Dividends. Subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the board of directors may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     Section 8.1 Indemnification. The Corporation shall indemnify, to the full extent that it shall have the power under the Delaware General Corporation Law to do so and in a manner permitted by such law, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture,

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

trust or other enterprise against liabilities and expenses reasonably incurred or paid by such person in connection with such action, suit or proceeding. The words "liabilities" and "expenses" shall include, without limitations: liabilities, losses, damages, judgments, fines, penalties, amounts paid in settlement, expenses, attorneys' fees and costs. Expenses incurred in defending a civil, criminal, administrative, investigative or other action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding in accordance with the provisions of Section 145 of the Delaware General Corporation Law, as amended.

     The indemnification and advancement of expenses provided by this By-law shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any by-law, statue, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     The Corporation may purchase and maintain insurance on behalf of any person referred to in the preceding paragraph against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this By-law or otherwise.

     For purposes of this By-law, reference to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation, as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this By-law with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     The provisions of this By-law shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while this By-law and the relevant provisions of the Delaware General Corporation Law, as amended, or other applicable law, if any, are in effect, and any repeal or modification of such law or of this By-law shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts.

     For purposes of this By-law, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation.

                                   ARTICLE IX

                                   FISCAL YEAR

     Section 9.1 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors.

                                    ARTICLE X

                                      SEAL

     Section 10.1 Seal. The corporation may adopt an official corporate seal which shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                   ARTICLE XI

                                WAIVER OF NOTICE

     Section 11.1 Waiver of Notice. Whenever any notice is required to be given under these By-laws, the Certificate of Incorporation or the General Corporation Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.



                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

     Section 12.1 Contracts. The board of directors may authorize any officer or agent to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and the Chairman of the Board or the President may so authorize any officer or agent with respect to contracts or instruments in the usual and regular course of its business. Such authority may be general or confined to specific instances.

     Section 12.2 Loans. No loan shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors. Such authority may be general or confined to specific instances.

     Section 12.3 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, or notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent as shall from time to time be authorized by the board of directors.

     Section 12.4 Deposits. The board of directors may select banks, trust companies or other depositaries for the funds of the Corporation.

     Section 12.5 Stock in Other Corporations. Shares of any other corporation which may from time to time be held by the Corporation may be represented and voted by the Chairman of the Board or the President, or by any proxy appointed in writing by the Chairman of the Board or the President, or by any other person or persons thereunto authorized by the board of directors, at any meeting of stockholders of such corporation or by executing written consents with respect to such shares where stockholder action may be taken by written consent. Shares represented by certificates standing in the name of the Corporation may be endorsed for sale or transfer in the name of the Corporation by the Chairman of the Board, the President or by any other officer thereunto authorized by the board of directors. Shares belonging to the Corporation need not stand in the name of the Corporation, but may be held for the benefit of the Corporation in the name of any nominee designated for such purpose by the board of directors.

                                  ARTICLE XIII

                                    AMENDMENT

     Section 13.1 Procedure. These By-laws may be altered, amended or repealed and new by-laws may be adopted by the board of directors.

     Section 13.2 Amendment by Stockholders. Notwithstanding any other provision of the Certificate of Incorporation or these By-laws of the Corporation to the contrary and notwithstanding that a lesser percentage may be specified by law, in the event these By-laws shall be amended by vote of stockholders, the affirmative vote of the holders of at least two-thirds
(66 2/3) of the voting power of the outstanding shares of all classes of stock of the Corporation, voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with Sections 2.2, 2.11, 2.12, 3.2, 3.10, 3.11 or 13.2 of these By-laws.

                                                                      APPENDIX D

                        NEVADA GENERAL CORPORATIONS LAWS

                           RIGHTS OF DISSENTING OWNERS

     92A.300. DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

     92A.305. "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

     92A.310. "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

     92A.315. "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

     92A.320. "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     92A.325. "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

     92A.330. "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

     92A.335. "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

     92A.340. COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

     92A.350. RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

     92A.360. RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may, provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

     92A.370. RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

     92A.380. RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a party:

               (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

               (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

     92A.390. LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (I)  The surviving or acquiring entity; or

                    (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of Paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

     92A.400. LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

     92A.410. NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

     1. If a proposed corporate action creating dissenter's rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenter's rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenter's rights is taken by written consent of the stockholder without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter's rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

     92A.420. PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

     1. If a proposed corporate action creating dissenter's rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

     92A.430. DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

     1. If a proposed corporate action creating dissenter's rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500 inclusive.

     92A.440. DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

     1. A stockholder to whom a dissenter's notice is sent must:

          (a) Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

     92A.450. UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     92A.460. PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2. The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive.

     92A.470. PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment pursuant to NRS 92A.480.

     92A.480. DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

     92A.490. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

     92A.500. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                                      APPENDIX E
                                                                      ----------


--------------------------------------------------------------------------------











                                    eNUCLEUS

                                  2000 OMNIBUS

                              STOCK INCENTIVE PLAN











--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

Section 1.  Establishment, Purpose, and Effective Date of Plan.................1
         1.1      Establishment................................................1
         1.2      Purpose..................................................... 1
         1.3      Effective Date...............................................1

Section 2.  Definitions........................................................1
         2.1      Definitions..................................................1
         2.2      Gender and Number............................................3

Section 3.  Eligibility and Participation......................................3
         3.1      Eligibility and Participation................................3

Section 4.  Administration.....................................................3
         4.1      Administration...............................................3

Section 5.  Stock Subject to Plan..............................................4
         5.1      Number and Amount Available..................................4
         5.2      Reuse........................................................4
         5.3      Adjustment in Capitalization.................................4

Section 6.  Duration of Plan...................................................4
         6.1      Duration of Plan.............................................4

Section 7.  Stock Options......................................................4
         7.1      Grant of Options.............................................4
         7.2      Option Agreement.............................................5
         7.3      Option Price.................................................5
         7.4      Exercise of Options..........................................5
         7.5      Payment......................................................5
         7.6      Limitations on ISOs..........................................5
         7.7      Restrictions on Stock Transferability........................6
         7.8      Termination of Employment Due to Death, Disability, or
                  Retirement...................................................6
         7.9      Termination of Employment other than Due to Death,
                  Disability, or Retirement....................................6
         7.10     Nontransferability of Options................................7

Section 8.  Stock Appreciation Rights..........................................7
         8.1      Grant of Stock Appreciation Rights...........................7
         8.2      Exercise of SARs in Lieu of Options..........................7
         8.3      Exercise of SARs in Addition to Options......................8
         8.4      Exercise of SARs Independent of Options......................8
         8.5      Exercise of SARs Upon Expiration of Options..................8
         8.6      Payment of SAR Amount........................................8
         8.7      Form and Timing of Payment...................................8
         8.8      Limit of Appreciation........................................8
         8.9      Term of SAR..................................................8
         8.10     Termination of Employment....................................8
         8.11     Nontransferability of SARs...................................8

Section 9.  Restricted Stock...................................................8
         9.1      Grant of Restricted Stock....................................8
         9.2      Transferability..............................................8

         9.3      Other Restrictions...........................................9
         9.4      Voting Rights................................................9
         9.5      Dividends and Other Distributions............................9
         9.6      Termination of Employment Due to Retirement..................9
         9.7      Termination of Employment Due to Death or Disability.........9
         9.8      Termination of Employment for Reasons Other than Death,
                  Disability, or Retirement....................................9
         9.9      Nontransferability of Restricted Stock.......................9

Section 10.  Performance Units and Performance Shares..........................9
         10.1     Grant of Performance Units or Performance Shares.............9
         10.2     Value of Performance Units and Performance Shares............9
         10.3     Payment of Performance Units and Performance Shares.........10
         10.4     Form and Timing of Payment..................................10
         10.5     Termination of Employment Due to Death, Disability,
                  or Retirement...............................................10
         10.6     Termination of Employment for Other Reasons.................10
         10.7     Nontransferability..........................................10
         10.8     Performance Goals...........................................10

Section 11.  Beneficiary Designation..........................................10
         11.1     Beneficiary Designation.....................................10

Section 12.  Rights of Employees..............................................11
         12.1     Employment..................................................11
         12.2     Participation...............................................11

Section 13.  Change in Control................................................11
         13.1     In General..................................................11
         13.2     Definition..................................................11

Section 14.  Amendment, Modification, and Termination of Plan.................12
         14.1     Amendment, Modification, and Termination of Plan............12

Section 15.  Tax Withholding..................................................12
         15.1     Tax Withholding.............................................12
         15.2     Share Withholding...........................................12

Section 16.  Indemnification..................................................12
         16.1     Indemnification.............................................12

Section 17.  Requirements of Law..............................................13
         17.1     Requirements of Law.........................................13
         17.2     Governing Law...............................................13

          SECTION 1. ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

     1.1 Establishment. Nucleus, Inc., a Delaware corporation, hereby establishes the "eNucleus 2000 OMNIBUS STOCK INCENTIVE PLAN" for key employees and directors (the "Plan"). The Plan permits the grant of stock options, stock appreciation rights, restricted stock, common stock, performance units, performance shares, or cash as a payout medium for payments under the Plan.

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by key employees and directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

     1.3 Effective Date. The Plan shall become effective immediately upon its adoption by the board of directors of the Company, subject to ratification by the shareholders of the Company. Awards may be granted hereunder on or after the effective date but shall in no event be exercisable or payable to a Participant prior to such stockholder approval; and, if such approval is not obtained within twelve (12) months after the effective date, such Awards shall be of no force and effect.

                             SECTION 2. DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a) "Award" means any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit or Performance Share granted under this Plan.

          (b)  "Board" means the board of directors of the Company.

          (c)  "Cause" shall mean any one of the following:

                (i) gross negligence or willful misconduct in the performance of the Employee's material duties for the Company or a subsidiary; or

               (ii) commission of any material act or dishonesty or breach of trust resulting or intending to result in material personal gain or enrichment of the Employee at the expense of the Company of any of its subsidiaries; or

              (iii) conviction for a felony involving moral turpitude, but specifically excluding any conviction based entirely on vicarious liability.

               No act or failure to act will be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that his action or omission was in the best interests of the Company. In addition, no act or omission will constitute Cause unless the Company has given detailed written notice thereof to the Employee and, where remedial action is feasible, he then fails to remedy the act or omission within a reasonable time after receiving such notice.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the Compensation Committee of the board of directors or such other committee as may be appointed from time to time by the board of directors to administer this Plan. To the extent deemed appropriate by the Board, the Committee shall consist of two or more members, each of whom shall qualify as a "non-employee director," as the term (or similar or successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder. In the absence of a Committee, the Board shall act as the Committee hereunder.

          (f)  "Company" means Nucleus, Inc., a Delaware corporation.

          (g) "Director" means a director of the Company or any of its subsidiaries who is not also an employee.

          (h) "Disability" means totally and permanently disabled as determined by the Committee.

          (i) "Employee" means a regular salaried employee (including officers and directors who are also employees) of the Company or any of its subsidiaries, or any branch or division thereof.

          (j) "Fair Market Value" means the value of the stock on a particular date as determined by the Committee, provided, however, that in the event the Stock is traded on an established securities market, then "Fair Market Value" shall be the average of the highest and lowest prices of the Stock as reported by such market on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

          (k)  "Good Reason" means any of the following:

                (i) any substantial failure by the Company to comply with any of the provisions of the employment agreement; or

               (ii) the Company requiring the Employee to work from an office located more than fifty (50) miles from Chicago; or

              (iii) termination by the Employee for any reason during the sixty
                    (60) day period immediately after a Change of Control (as defined in Section 13.2 of the Plan); or

               (iv) any other action or omission specifically set forth in an
                    Employee's employment agreement which is approved by the Committee or the Board.

          (l) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an "Incentive Stock Option," or "ISO" within the meaning of Section 422 of the Code, (ii) a "Nonstatutory (Nonqualified) Stock Option," or "NSO," or (iii) any other type of option encompassed by the Code.

          (m) "Participant" means any Employee or Director designated by the Committee to participate in the Plan.

          (n) "Performance Unit" means a right to receive a payment equal to the value of a Performance Unit as determined by the Committee based on performance and pursuant to Section 10 of the Plan.

          (o) "Performance Share" means a right to receive a payment equal to the value of a Performance Share as determined by the Committee based on performance and pursuant to Section 10 of the Plan.

          (p) "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to
               Section 9 of the Plan.

          (q) "Plan" means the eNucleus 2000 Omnibus Stock Incentive Plan as set forth herein and any amendments hereto.

          (r) "Restricted Stock" means Stock granted to a Participant pursuant to Section 9 of the Plan.

          (s) "Retirement" means termination of employment other than for Cause, after the Participant's sixty-fifth (65th) birthday.

          (t) "Rule 16b-3" means Rule 16b-3 or any successor or comparable rule or rules applicable to Awards granted under the Plan promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (u) "Stock" means the Common Stock, par value $0.001 per share, of the Company.

          (v) "Stock Appreciation Right" and "SAR" mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                    SECTION 3. ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among those Employees who are recommended for participation by the Chief Executive Officer and who, in the opinion of the Committee, are key employees in a position to contribute materially to the Company's continued growth and development and to its long-term financial success, and from among the Directors.

                            SECTION 4. ADMINISTRATION

     4.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

                        SECTION 5. STOCK SUBJECT TO PLAN

     5.1 Number and Amount Available. The total number of shares of Stock subject to Awards under the Plan may not exceed 20,000,000 (of this total number up to 5,000,000 shares of Stock may be issued in Restricted Stock). Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

     5.2 Reuse. If, and to the extent:

          (a) An Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation), or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Participant (or beneficiary) including as the result of the use of shares for withholding taxes, the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof.

          (b) Restricted Stock, Performance Shares or Performance Units under the Plan are forfeited for any reason, or settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the award are not issued to the Participant (or beneficiary), such shares of Stock shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to shares of Restricted Stock or Performance Shares were paid to the Participant prior to the forfeiture thereof, such shares shall not be reused for grants or awards.

          (c) SARs expire or terminate for any reasons without having been earned in full, an equal number of SARs shall (unless the Plan shall have terminated) become available for issuance under the Plan.

     5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the shareholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock subject to each outstanding Option, and its stated Option price, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee also shall have discretion to make appropriate adjustments in the number and type of shares subject to Restricted Stock grants then outstanding under the Plan pursuant to the terms of such grants or otherwise.

                           SECTION 6. DURATION OF PLAN

     6.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 14 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted under the Plan on or after April 1, 2010.

                            SECTION 7. STOCK OPTIONS

     7.1 Grant of Options. Subject to the provisions of Section 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

     7.2 Option Agreement. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.

     7.3 Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted.

     7.4 Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants, provided that, to the extent required to comply with Rule 16b-3, no Option shall be exercisable within the first six months of its term, unless death or Disability of the Participant occurs during such period. Each Option which is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option which is intended to qualify as any other type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

     7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option Price upon exercise of any Option shall be payable to the Company in full either:

          (a) in cash or its equivalent (including, for this purpose, the proceeds from a cashless exercise as permitted under Federal Reserve Board's Regulation T, or other borrowed funds),

          (b) by tendering previously-acquired Stock (held by the Participant for at least six months) having an aggregate Fair Market Value at the time of exercise equal to the total Option price (including, for this purpose, Stock deemed tendered by affirmation of ownership),

          (c) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law, or

          (d)  by a combination of (a), (b), and (c).

The exercise of an Option shall cancel any related SAR to the extent of the number of shares as to which the Option is exercised. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock. For purposes of the foregoing, Fair Market Value shall be determined on the date of Option exercise.

     7.6 Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

          (a) The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.

          (b) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options.

          (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the board of directors or the date this Plan was approved by the shareholders.

          (d) Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten years after the date of grant.

          (e)  Directors shall not be eligible to receive Incentive Stock
               Options.

          (f) The Option price for any Option granted pursuant to the Plan to a Participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be at least 110% of the Fair Market Value of the Stock on the date the Option is granted, and any such Option shall, unless exercised, terminated or cancelled sooner, expire no later than five years after the date of grant.

     7.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

     7.8 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, any outstanding Options then exercisable may be exercised at any time prior to the expiration date of the Options or within three (3) years after such date of termination of employment, whichever period is the shorter. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Code shall not be available if such options are not exercised within three (3) months after date of termination, or twelve (12) months in the case of Disability, provided such Disability constitutes total and permanent disability as defined in Section 22(e)(3) of the Code. If an Incentive Stock Option is not exercised within three
(3) months of termination due to Retirement, it shall be treated as a Nonstatutory (Nonqualified) Stock Option for the remainder of its allowable exercise period. Notwithstanding any other provision of this Plan, in the event of a termination of employment by reason of death or disability, any Option previously awarded to the Employee that is subject to a vesting schedule shall immediately become vested and nonforfeitable as of the date immediately preceding the date of such death or disability unless otherwise specified by the Committee.

     7.9 Termination of Employment other than Due to Death, Disability, or Retirement. If the employment of the Participant shall terminate for any reason other than death, Disability, Retirement, or involuntary dismissal for Cause, the rights under any then outstanding Option granted pursuant to the Plan shall terminate upon the expiration date of the Option or one month after such date of termination of employment, whichever first occurs; provided, however, that in the event such termination of employment occurs after a Change in Control (as defined in Section 13.2 of the Plan), the rights under any then outstanding Option granted pursuant to the Plan shall terminate upon the expiration date of the Option or one year after such date of termination of employment, whichever first occurs. Where termination of employment is involuntarily for Cause, rights under all Options shall terminate immediately upon termination of employment. Notwithstanding any other provision of this Plan, in the event of a termination of employment without Cause, or a resignation by the Employee for Good Reason, any option previously awarded to the Employee that is subject to a vesting schedule shall immediately become vested and nonforfeitable as of the effective date of such termination or resignation unless otherwise specified by the Committee.

     7.10 Nontransferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

          (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

          (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

          (c) a partnership in which such Immediate Family Members are the only partners,

provided that:

                (i) there may be no consideration for any such transfer;

               (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7.10; and

              (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 11. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of
                    Section 11 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Sections 7 and 13 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 7 and 13.

                      SECTION 8. STOCK APPRECIATION RIGHTS

     8.1 Grant of Stock Appreciation Rights. Subject to the provisions of Sections 5 and 6, Stock Appreciation Rights ("SARs") may be granted to Participants at any time and from time to time as shall be determined by the Committee. An SAR may be granted at the discretion of the Committee in any of the following forms:

          (a)  In lieu of Options,

          (b)  In addition to Options,

          (c)  Upon expiration of Options,

          (d)  Independent of Options,

          (e)  Each of the above in connection with previously awarded Options.

     8.2 Exercise of SARs in Lieu of Options. SARs granted in lieu of Options may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise an equivalent number of Options. The SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. Option shares with respect to which the SAR shall have been exercised may not be subject again to an Award under this Plan. SARs granted pursuant to this Section 8.2 with respect to which the Option shares have been exercised will immediately expire upon such exercise.

     8.3 Exercise of SARs in Addition to Options. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options.

     8.4 Exercise of SARs Independent of Options. SARs granted independent of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.

     8.5 Exercise of SARs Upon Expiration of Options. SARs granted upon expiration of Options shall be deemed to have been exercised upon the expiration of the related Options as to the number of shares of Stock subject to the Options. Notwithstanding Section 5.2 above, cancelled Options in an amount equal to the related SARs shall not be available again for Awards under the Plan.

     8.6 Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount (subject to Section 8.8 below) determined by multiplying:

          (a) The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

          (b) The number of shares with respect to which the Stock Appreciation Right is exercised.

     8.7 Form and Timing of Payment. At the discretion of the Committee, payment for SARs may be made in cash or Stock, or in a combination thereof.

     8.8 Limit of Appreciation. At the time of grant, the Committee may establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.

     8.9 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten years and one day.

     8.10 Termination of Employment. In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or any other reason, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 7.8 and 7.9 herein.

     8.11 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                           SECTION 9. RESTRICTED STOCK

     9.1 Grant of Restricted Stock. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be in writing.

     9.2 Transferability. Except as provided in this Section 9, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions (which may include the attainment of performance goals as defined in Section 10.8 hereof), as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant.

     9.3 Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     9.4 Voting Rights. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

     9.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

     9.6 Termination of Employment Due to Retirement. In the event a Participant's employment terminates on or after his normal retirement date, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection
9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event a Participant terminates employment on or after his early retirement date but prior to Normal Retirement Date, any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive the restrictions remaining on any or all shares of Restricted Stock or add such new restrictions to those shares of Restricted Stock as it deems appropriate.

     9.7 Termination of Employment Due to Death or Disability. In the event a Participant terminates his employment with the Company because of death or Disability during the Period of Restriction, the restrictions applicable to the shares of Restricted Stock pursuant to Section 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable.

     9.8 Termination of Employment for Reasons Other than Death, Disability, or Retirement. In the event that a Participant terminates his employment with the Company for any reason other than those set forth in Sections 9.6 and 9.7 hereof during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company other than for Cause, the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

     9.9 Nontransferability of Restricted Stock. No shares of Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant until the termination of the applicable Period of Restriction.

              SECTION 10. PERFORMANCE UNITS AND PERFORMANCE SHARES

     10.1 Grant of Performance Units or Performance Shares. Subject to the provisions of Sections 5 and 6, Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant.

     10.2 Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value of one hundred dollars ($100) and each Performance Share initially shall represent one share of Stock. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Unit or Performance Share to the Participant. The time period during which the performance goals must be met shall be called a performance period, and also is to be determined by the Committee.

     10.3 Payment of Performance Units and Performance Shares. After a performance period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the extent to which performance goals discussed in Section 10.2 have been met.

     10.4 Form and Timing of Payment. Payment in Section 10.3 above shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

     10.5 Termination of Employment Due to Death, Disability, or Retirement. In the case of death, Disability, or Retirement, the holder of a Performance Unit or Performance Share shall receive prorata payment based on the number of months' service during the performance period but based on the achievement of performance goals during the entire performance period. Payment shall be made at the time payments are made to Participants who did not terminate service during the performance period.

     10.6 Termination of Employment for Other Reasons. In the event that a Participant terminates employment with the Company for any reason other than death, Disability or Retirement, all Performance Units and Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company other than for Cause, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis.

     10.7 Nontransferability. Performance Units or Performance Shares granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable performance period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

     10.8 Performance Goals. For purposes of Section 9.2 and 10.2 hereof, "performance goals" shall mean the criteria and objectives, determined by the Committee pursuant to the Plan, which shall be satisfied or met during the applicable restriction period or performance period, as the case may be, as a condition to the Participant's receipt, in the case of a grant of the Restricted Stock or a grant of Performance Shares, of the shares of Stock subject to such grant, or in the case of a Performance Unit Award, of payment with respect to such Award. Such criteria and objectives may include, but are not limited to, return on assets, return on equity, growth in net earnings, growth in earnings per share, asset growth, deposit growth, loan growth, asset quality levels, growth in the Fair Market Value of the Stock, or any combination of the foregoing or any other criteria and objectives determined by the Committee. Upon completion of the restricted period or the performance period, as the case may be, the Committee shall certify the level of the performance goals attained and the amount of the Award payable as a result thereof.

                       SECTION 11. BENEFICIARY DESIGNATION

     11.1 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

                         SECTION 12. RIGHTS OF EMPLOYEES

     12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     12.2 Participation. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

                          SECTION 13. CHANGE IN CONTROL

     13.1 In General. In the event of a Change in Control of the Company as defined in Section 13.2 below, all Awards under the Plan shall vest 100%, whereupon all Options shall become exercisable in full, the restrictions applicable to Restricted Stock shall terminate, and Performance Units and Performance Shares shall be paid out based upon the extent to which performance goals during the performance period have been met up to the date of the Change in Control, or at target, whichever is higher.

     13.2 Definition. For purposes of the Plan, a "Change in Control" shall mean any of the following events:

          (a) any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose John C. Paulsen, the Company or of any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary or affiliate of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities, provided that no Change of Control shall be deemed to have occurred solely as the result of an acquisition of securities of the Company by the Company which, by reducing the number of voting securities outstanding, increases the direct or indirect percentage beneficial ownership interest of any person; or

          (b) during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such two-year period constitute the board of directors of the Company and any new director (except for a director designated by a person who has entered into an agreement with the Company to effect a transaction which would produce a Change of Control described elsewhere in this section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so previously approved, cease for any reason to constitute at least a majority thereof; or

          (c) the stockholders of the Company approve a plan of complete liquidation of the Company, an agreement for the sale or disposition of the Company of all or substantially all of the Company's assets, or a plan of merger or consolidation of the Company with any other corporation, except for a merger or consolidation in which the security owners of the Company immediately prior to the merger or consolidation continue to own at least fifty-five percent (55%) of the voting securities of the new (or continued) entity immediately after such merger or consolidation in substantially the same proportion as their ownership of the Company prior to such merger or consolidation.

The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred under (a) and (b) above.

          SECTION 14. AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

     14.1 Amendment, Modification, and Termination of Plan. The Board at any time may terminate, and from time to time may amend or modify the Plan; provided, however, that except as provided in Section 5.3 of the Plan, no such action of the Board, without approval thereof by the shareholders of the Company may:

          (a) Increase the total amount of Stock which may be issued under the Plan.

          (b)  Extend the period during which Awards may be granted.

          (c) Extend the maximum period after the date of grant during which Options may be exercised.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

                           SECTION 15. TAX WITHHOLDING

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, local and foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     15.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the expiration of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction; provided, however, that in the event a deferral election is in effect with respect to the shares deliverable upon exercise of an Option, then the Participant may only elect to have such withholding made from the Stock tendered to exercise such Option. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                           SECTION 16. INDEMNIFICATION

     16.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                         SECTION 17. REQUIREMENTS OF LAW

     17.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                          The Directors and Officers of
                                  NUCLEUS, INC.
                       cordially invite you to attend our

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                        FRIDAY, JULY 14, 2000, 2 - 5 P.M.
                            401 NORTH MICHIGAN AVENUE
                         CONFERENCE CENTER, LOWER LEVEL
                             CHICAGO, ILLINOIS 60611

                    YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY
                     MAIL, 2) BY PHONE, 3) BY THE INTERNET.
                       See reverse side of this sheet for
                                  instructions.

                       IF YOU ARE NOT VOTING BY TELEPHONE
                        OR BY THE INTERNET, COMPLETE THE
                          PROXY CARD AND RETURN IN THE
                              ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606

                                    IMPORTANT
                     please complete both sides of the PROXY
                       CARD, sign, date, detach and return
                            in the enclosed envelope.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.                                            NUCLEUS, INC.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER SPECIFIED ON THE REVERSE SIDE.  IF NO DIRECTION IS                                      If you personally plan to
MADE, THIS PROXY WILL BE VOTED "FOR" THE SEVEN NOMINEES                                        attend the Annual Meeting
FOR DIRECTOR SET FORTH IN PROPOSAL 1 AND "FOR" EACH OF THE                                     of Shareholders, please
MATTERS INCLUDED IN PROPOSALS 2 THROUGH 6.                                                     check the box below and
                                                                                               list names of attendees on
PLEASE SIGN EXACTLY AS NAME APPEARS THEREON.  WHEN SHARES ARE HELD BY                          reverse side.
JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A                      Return this stub in the
CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY PRESIDENT OR OTHER                         enclosed envelope with
AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY                      your completed proxy card
AUTHORIZED PERSON.
                                                                                               I/We do plan to attend
                                                                                               the 2000 meeting.     |_|

--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Signature if held jointly

DATED___________________________________________________________________________

NO. OF SHARES OWNED AS OF THE RECORD DATE_______________________________________

                                 TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                              TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.   Read the accompanying Proxy Statement.
2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be submitted prior to midnight Central Time, July 12, 2000.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and return the proxy card.

     IF YOU VOTE BY TELEPHONE PLEASE DO NOTE RETURN YOUR PROXY CARD BY MAIL

                             TO VOTE BY THE INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.   Read the accompanying Proxy Statement.
2. Visit our Internet voting Site at http://www.eproxyvote.com/ist-nuicm/ and follow the instruction on the screen.
3. When prompted for your Vote Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by the Internet must be submitted prior to midnight Central Time, July 12, 2000

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

    IF YOU VOTE BY THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL

                                  NUCLEUS, INC.

                                 REVOCABLE PROXY




                 PLEASE LIST                   The undersigned stockholder(s) of Nucleus, Inc., a Nevada corporation (the
         NAMES OF PERSONS ATTENDING            "Company"), does (do) hereby constitute and appoint John C. Paulsen and
---------------------------------------        Vincent Sanchez, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or
---------------------------------------        proxies of the undersigned at the Annual Meeting of Stockholders of said corporation and at any adjournment thereof, and to vote all the shares of
---------------------------------------        Nucleus, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or
---------------------------------------        could do if personally present, as set forth below.



                                            For    Withheld                                                 For    Against  Abstain
1.   Election of seven (7) members of the                                 b.  Implement a classified board  |_|     |_|       |_|
     Company's Board of Directors                                    of directors removable only for cause
John C. Paulsen............................  __        __                 c.  Set limits on the ability to  |_|     |_|       |_|
Vincent Sanchez............................  __        __            call a special meeting
Dennis Chookasian..........................  __        __                 d.  Eliminate the right of        |_|     |_|       |_|
David Eskra................................  __        __            stockholders to take action by
Stephen Calk...............................  __        __            written consent
Jeff Wescott...............................  __        __                 e.  Adopt procedures to be        |_|     |_|       |_|
Frederick H. Kopko.........................  __        __            followed before matters can be brought
                                                                     before a stockholders' meeting
                                                                          f.  Approve (by separate votes)
                                            For  Against  Abstain    supermajority vote requirements for:
2.   Change the Company's name to                                         i.   Certain extraordinary        |_|     |_|       |_|
     "eNucleus, Inc."                                                     corporate transactions
3.   Change the Company's state of          |_|    |_|      |_|           ii.  Amendments to Nucleus'       |_|     |_|       |_|
     incorporation to Delaware from                                       Certificate of Incorporation
     Nevada by means of the merger of                                     iii. Amendments to Nucleus' By-   |_|     |_|       |_|
     Nucleus into a wholly-owned                                          laws
     Delaware subsidiary of Nucleus                               5. Ratify the eNucleus 2000 Omnibus       |_|     |_|       |_|
4.   Subject to the approval of Proposal 3,                          Stock Incentive Plan.
     include certain anti-takeover                                6. Approve other matters as may           |_|     |_|       |_|
     measures in the Certificate of                                  properly come before the Annual
     Incorporation and By-laws of Nucleus                            Meeting and at any adjournments
     to be effective upon the                                        thereof, including whether or not
     reincorporation as follows:                                     to adjourn the meeting
          a.  Provide the board of          |_|    |_|      |_|
     directors the power to set the number
     of directors on the board and to fill
     vacancies on the board
